                                                                     Exhibit 4.3

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                      AMENDED AND RESTATED TRUST AGREEMENT

                         W. R. BERKLEY CAPITAL TRUST II

                            Dated as of July 26, 2005

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


                                TABLE OF CONTENTS

                                                                                                         PAGE
                                                                                                         ----
ARTICLE I INTERPRETATION AND DEFINITIONS

   SECTION 1.1.    Definitions.......................................................................      1

ARTICLE II TRUST INDENTURE ACT

   SECTION 2.1.    Trust Indenture Act; Application..................................................      7
   SECTION 2.2.    Lists of Holders of Securities....................................................      7
   SECTION 2.3.    Reports by the Property Trustee...................................................      8
   SECTION 2.4.    Periodic Reports to Property Trustee..............................................      8
   SECTION 2.5.    Evidence of Compliance with Conditions Precedent..................................      8
   SECTION 2.6.    Events of Default; Waiver.........................................................      8
   SECTION 2.7.    Event of Default; Notice..........................................................     10

ARTICLE III ORGANIZATION

   SECTION 3.1.    Name..............................................................................     10
   SECTION 3.2.    Office............................................................................     10
   SECTION 3.3.    Purpose...........................................................................     11
   SECTION 3.4.    Authority.........................................................................     11
   SECTION 3.5.    Title to Property of the Trust....................................................     11
   SECTION 3.6.    Powers and Duties of the Administrative Trustees..................................     11
   SECTION 3.7.    Prohibition of Actions by the Trust and the Trustees..............................     14
   SECTION 3.8.    Powers and Duties of the Property Trustee.........................................     15
   SECTION 3.9.    Certain Duties and Responsibilities of the Property Trustee.......................     16
   SECTION 3.10.   Certain Rights of Property Trustee................................................     18
   SECTION 3.11.   Delaware Trustee..................................................................     21
   SECTION 3.12.   Execution of Documents............................................................     21
   SECTION 3.13.   Not Responsible for Recitals or Issuance of Securities............................     21
   SECTION 3.14.   Duration of Trust.................................................................     21
   SECTION 3.15.   Mergers...........................................................................     21

ARTICLE IV SPONSOR

   SECTION 4.1.    Sponsor's Purchase of Common Securities...........................................     23
   SECTION 4.2.    Responsibilities of the Sponsor...................................................     23

ARTICLE V TRUSTEES

   SECTION 5.1.    Number of Trustees................................................................     24
   SECTION 5.2.    Delaware Trustee..................................................................     25
   SECTION 5.3.    Property Trustee; Eligibility.....................................................     25
   SECTION 5.4.    Certain Qualifications of Administrative Trustees and Delaware Trustee Generally..     26
   SECTION 5.5.    Administrative Trustees...........................................................     26
   SECTION 5.6.    Appointment, Removal and Resignation of Trustees..................................     26
   SECTION 5.7.    Vacancies Among Trustees..........................................................     28
   SECTION 5.8.    Effect of Vacancies...............................................................     28

                                TABLE OF CONTENTS
                                  (continued)

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
   SECTION 5.9.    Meetings..........................................................................     28
   SECTION 5.10.   Delegation of Power...............................................................     29
   SECTION 5.11.   Merger, Conversion, Consolidation or Succession to Business.......................     29

ARTICLE VI DISTRIBUTIONS

   SECTION 6.1.    Distributions.....................................................................     29

ARTICLE VII ISSUANCE OF SECURITIES

   SECTION 7.1.    General Provisions Regarding Securities...........................................     30
   SECTION 7.2.    Paying Agent......................................................................     30

ARTICLE VIII TERMINATION OF TRUST

   SECTION 8.1.    Termination of Trust..............................................................     31

ARTICLE IX TRANSFER OF INTERESTS

   SECTION 9.1.    Transfer of Securities............................................................     32
   SECTION 9.2.    Transfer of Certificates..........................................................     32
   SECTION 9.3.    Deemed Security Holders...........................................................     32
   SECTION 9.4.    Book Entry Interests..............................................................     32
   SECTION 9.5.    Notices to Clearing Agency........................................................     33
   SECTION 9.6.    Appointment of Successor Clearing Agency..........................................     33
   SECTION 9.7.    Definitive Preferred Security Certificates........................................     33
   SECTION 9.8.    Mutilated, Destroyed, Lost or Stolen Certificates.................................     34

ARTICLE X LIMITATION OF LIABILITY OF HOLDERS OF SECURITIES, TRUSTEES OR OTHERS

   SECTION 10.1.   Liability.........................................................................     35
   SECTION 10.2.   Exculpation.......................................................................     35
   SECTION 10.3.   Fiduciary Duty....................................................................     36
   SECTION 10.4.   Indemnification...................................................................     37
   SECTION 10.5.   Outside Businesses................................................................     39

ARTICLE XI ACCOUNTING

   SECTION 11.1.   Fiscal Year.......................................................................     40
   SECTION 11.2.   Certain Accounting Matters........................................................     40
   SECTION 11.3.   Banking...........................................................................     40
   SECTION 11.4.   Withholding.......................................................................     41

ARTICLE XII AMENDMENTS AND MEETINGS

   SECTION 12.1.   Amendments........................................................................     41
   SECTION 12.2.   Meetings of the Holders of Securities; Action by Written Consent..................     43

ARTICLE XIII REPRESENTATIONS OF PROPERTY TRUSTEE AND DELAWARE TRUSTEE

   SECTION 13.1.   Representations and Warranties of Property Trustee................................     44

                                TABLE OF CONTENTS
                                   (continued)

   SECTION 13.2.   Representations and Warranties of Delaware Trustee................................     45

ARTICLE XIV MISCELLANEOUS

   SECTION 14.1.   Notices...........................................................................     46
   SECTION 14.2.   Governing Law.....................................................................     47
   SECTION 14.3.   Intention of the Parties..........................................................     47
   SECTION 14.4.   Headings..........................................................................     47
   SECTION 14.5.   Successors and Assigns............................................................     47
   SECTION 14.6.   Partial Enforceability............................................................     47
   SECTION 14.7.   Counterparts......................................................................     47

ANNEX I         TERMS OF SECURITIES

EXHIBIT A-1     FORM OF PREFERRED SECURITY CERTIFICATE

EXHIBIT A-2     FORM OF COMMON SECURITY CERTIFICATE

EXHIBIT B       SPECIMEN OF DEBENTURE

EXHIBIT C       PURCHASE AGREEMENT

                             CROSS-REFERENCE TABLE*

                                                     SECTION OF
SECTION OF TRUST                                 OF 1939, AS AMENDED
 INDENTURE ACT                                       AGREEMENT
----------------                                 -------------------
310 (a)                                          5.3(a)
310 (c)                                          Inapplicable
311 (c)                                          Inapplicable
312 (a)                                          2.2(a)
312 (b)                                          2.2(b)
313                                              2.3
314 (a)                                          2.4
314 (b)                                          Inapplicable
314 (c)                                          2.5
314 (d)                                          Inapplicable
314 (f)                                          Inapplicable
315 (a)                                          3.9(b)
315 (c)                                          3.9(a)
315 (d)                                          3.9(a)
316 (a)                                          Annex I
316 (c)                                          3.6(e)

----------
* This Cross-Reference Table does not constitute part of the Agreement and shall not affect the interpretation of any of its terms or provisions.

                              AMENDED AND RESTATED

                                 TRUST AGREEMENT

                         W. R. BERKLEY CAPITAL TRUST II

                                  July 26, 2005

      AMENDED AND RESTATED TRUST AGREEMENT (this "Agreement") dated and effective as of July 26, 2005, by the Trustees (as defined herein), the Sponsor (as defined herein) and by the holders, from time to time, of undivided beneficial interests in the assets of the Trust (as defined herein) to be issued pursuant to this Agreement;

      WHEREAS, the Trustees and the Sponsor established W. R. Berkley Capital Trust II (the "Trust"), a trust under the Delaware Statutory Trust Act, pursuant to a Trust Agreement dated as of March 22, 2001 (the "Original Agreement") and a Certificate of Trust filed with the Secretary of State of the State of Delaware on March 22, 2001 (the "Certificate of Trust"), for the sole purpose of issuing and selling certain securities representing undivided beneficial interests in the assets of the Trust and investing the proceeds thereof in certain Debentures of the Sponsor;

      WHEREAS, prior to the execution hereof, no interests in the Trust have been issued;

      WHEREAS, all of the Trustees and the Sponsor, by this Agreement, amend and restate each and every term and provision of the Original Agreement; and

      NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a statutory trust under the Statutory Trust Act and that this Agreement constitute the governing instrument of such statutory trust, the Trustees declare that all assets contributed to the Trust will be held in trust for the benefit of the holders, from time to time, of the securities representing undivided beneficial interests in the assets of the Trust issued hereunder, subject to the provisions of this Agreement.

                                   ARTICLE I
                         INTERPRETATION AND DEFINITIONS

      SECTION 1.1 Definitions. Unless the context otherwise requires:

            (a) Capitalized terms used in this Agreement but not defined in the preamble above have the respective meanings assigned to them in this
      Section 1.1;

            (b) a term defined anywhere in this Agreement has the same meaning throughout;

            (c) all references to "the Agreement" or "this Agreement" are to this Agreement as modified, supplemented or amended from time to time;

            (d) all references in this Agreement to Articles and Sections and Annexes and Exhibits are to Articles and Sections of and Annexes and Exhibits to this Agreement unless otherwise specified and all references in this Agreement to the "terms of the Securities" are to the terms of the Securities as set forth in Annex I hereto;

            (e) a term defined in the Trust Indenture Act has the same meaning when used in this Agreement unless otherwise defined in this Agreement or unless the context otherwise requires; and

            (f) a reference to the singular includes the plural and vice versa.

      "Administrative Trustee" has the meaning set forth in Section 5.1.

      "Affiliate" has the same meaning as given to that term in Rule 405 of the Securities Act or any successor rule thereunder.

      "Agent" means any Paying Agent.

      "Authorized Officer" of a Person means any Person that is authorized to bind such Person.

      "Book Entry Interest" means a beneficial interest in a Global Certificate, ownership and transfers of which shall be maintained and made through book entries by a Clearing Agency as described in Section 9.4.

      "Business Day" means any day other than a day on which banking institutions in New York, New York or Wilmington, Delaware, are authorized or required by law or executive order to close.

      "Certificate" means a Common Security Certificate or a Preferred Security Certificate.

      "Clearing Agency" means an organization registered as a "Clearing Agency" pursuant to Section 17A of the Exchange Act that is acting as depositary for the Preferred Securities and in whose name or in the name of a nominee of that organization shall be registered a Global Certificate and which shall undertake to effect book entry transfers and pledges of the Preferred Securities.

      "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Clearing Agency effects book entry transfers and pledges of securities deposited with the Clearing Agency.

      "Closing Date" means the "Closing Date" under the Purchase Agreement.

      "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation.

      "Commission" means the Securities and Exchange Commission.

      "Common Security" has the meaning specified in Section 7.1.

      "Common Securities Guarantee" means the Common Securities Guarantee Agreement, dated as of July 26, 2005, of the Sponsor in respect of the Common Securities.

      "Common Security Certificate" means a definitive certificate in fully registered form, substantially in the form of Exhibit A-2, representing a Common Security.

      "Company Indemnified Person" means (a) any Administrative Trustee; (b) any Affiliate of any Administrative Trustee; (c) any officers, directors, shareholders, members, partners, employees, representatives or agents of any Administrative Trustee; or (d) any officer, employee or agent of the Trust or its Affiliates.

      "Corporate Trust Office" means the office of the Property Trustee at which the corporate trust business of the Preferred Guarantee Trustee shall, at any particular time, be principally administered, which office at the date of execution of this Agreement located at

      The Bank of New York
      101 Barclay Street, 8W
      New York, NY 10286
      Attention: Corporate Trust Administration

      "Covered Person" means: (a) any officer, director, shareholder, partner, member, representative, employee or agent of (i) the Trust or (ii) the Trust's Affiliates; and (b) any Holder of Securities.

      "Debenture Issuer" means W. R. Berkley Corporation, a Delaware corporation, in its capacity as issuer of the Debentures under the Indenture.

      "Date of Delivery" is defined in the Purchase Agreement.

      "Debenture Trustee" means The Bank of New York, as trustee under the Indenture until a successor is appointed thereunder, and thereafter such successor trustee.

      "Debentures" means the series of Debentures to be issued by the Sponsor under the Indenture and to be held by the Property Trustee, a specimen certificate for such series of Debentures being substantially in the form of Exhibit B.

      "Delaware Trustee" has the meaning set forth in Section 5.2.

      "Definitive Preferred Security Certificates" has the meaning set forth in
Section 9.4.

      "Depositary" means The Depository Trust Company, the initial Clearing Agency.

      "Direction" by a Person means a written direction signed:

            (a) if the Person is a natural person, by that Person; or

            (b) in any other case, in the name of such Person by one or more Authorized Officers of such Person.

      "Distribution" means a distribution payable to Holders of Securities in accordance with Section 6.1.

      "Event of Default" in respect of the Securities means an Event of Default (as defined in the Indenture) has occurred and is continuing in respect of the Debentures.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.

      "Fiduciary Indemnified Person" has the meaning set forth in Section
10.4(b).

      "Global Certificate" has the meaning set forth in Section 9.4.

      "Holder" means a Person in whose name a Certificate representing a Security is registered, such Person being a beneficial owner within the meaning of the Statutory Trust Act.

      "Indemnified Person" means a Company Indemnified Person or a Fiduciary Indemnified Person.

      "Indenture" means the Subordinated Indenture dated as of July 26, 2005, from the Debenture Issuer to the Debenture Trustee, and any Subordinated Indenture supplemental thereto pursuant to which the Debentures are to be issued (including, without limitation, the Supplemental Indenture No. 1, dated as of July 26, 2005 between the Debenture Issuer and the Debenture Trustee).

      "Investment Company" means an investment company as defined in the Investment Company Act.

      "Investment Company Act" means the Investment Company Act of 1940, as amended from time to time, or any successor legislation.

      "Investment Company Event" has the meaning set forth in Annex I hereto.

      "Legal Action" has the meaning set forth in Section 3.6(g).

      "Majority in liquidation amount of the Securities" means, except as provided in the terms of the Preferred Securities or by the Trust Indenture Act, Holder(s) of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Preferred Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of more than 50% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

      "Ministerial Action" has the meaning set forth in Annex I.

      "Officers' Certificate" means, with respect to any Person, a certificate signed by two Authorized Officers of such Person; provided that any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Agreement shall include:

            (a) a statement that each officer signing such certificate has read the covenant or condition and the definitions relating thereto;

            (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering such certificate;

            (c) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

            (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

      "Option Preferred Securities" is defined in the Purchase Agreement.

      "Paying Agent" has the meaning specified in Section 7.2.

      "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

      "Preferred Securities Guarantee" means the Preferred Securities Guarantee Agreement, dated as of July 26, 2005, of the Sponsor in respect of the Preferred Securities.

      "Preferred Security" has the meaning specified in Section 7.1.

      "Preferred Security Beneficial Owner" means, with respect to a Book Entry Interest, a Person who is the beneficial owner of such Book Entry Interest, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

      "Preferred Security Certificate" means a certificate representing a Preferred Security substantially in the form of Exhibit A-1.

      "Property Trustee" means the Trustee meeting the eligibility requirements set forth in Section 5.3.

      "Property Trustee Account" has the meaning set forth in Section 3.8(c).

      "Purchase Agreement" means the Purchase Agreement for the offering and sale of Preferred Securities in the form of Exhibit C.

      "Quorum" means a majority of the Administrative Trustees or, if there are only two Administrative Trustees, both of them.

      "Related Party" means, with respect to the Sponsor, any direct or indirect wholly owned subsidiary of the Sponsor or any other Person that owns, directly or indirectly, 100% of the outstanding voting securities of the Sponsor.

      "Responsible Officer" means, with respect to the Property Trustee, any officer within the corporate trust department of the Property Trustee, including any vice-president, any assistant vice-president, any assistant secretary, the treasurer, any assistant treasurer or other officer of the Property Trustee customarily performing functions similar to those performed by any of the above designated officers, and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

      "Rule 3a-5" means Rule 3a-5 under the Investment Company Act.

      "Securities" means the Common Securities and the Preferred Securities.

      "Securities Act" means the Securities Act of 1933, as amended from time to time or any successor legislation.

      "Special Event" has the meaning set forth in Annex I hereto.

      "Sponsor" means W. R. Berkley Corporation, a Delaware corporation, or any successor entity in a merger, consolidation or amalgamation, in its capacity as sponsor of the Trust (and in its capacity as Depositor of the Trust under the Original Agreement).

      "Statutory Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq., as it may be amended from time to time, or any successor legislation.

      "Super Majority" has the meaning set forth in Section 2.6 (a) (ii).

      "Tax Event" has the meaning set forth in Annex I hereto.

      "10% in liquidation amount of the Securities" means, except as provided in the terms of the Preferred Securities or by the Trust Indenture Act, Holder(s) of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Preferred Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of 10% or more of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

      "Treasury Regulations" means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

      "Trustee" or "Trustees" means each Person who has signed this Agreement as a trustee, so long as such Person shall continue as a trustee of the Trust in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

      "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended from time to time, or any successor legislation.

      "Trust Securities" means, collectively, the Common Securities and Preferred Securities issued by the Trust.

                                   ARTICLE II
                               TRUST INDENTURE ACT

      SECTION 2.1. Trust Indenture Act; Application.

            (a) This Agreement is subject to the provisions of the Trust Indenture Act that are required to be part of this Agreement and shall, to the extent applicable, be governed by such provisions.

            (b) The Property Trustee shall be the only Trustee which is a Trustee for the purposes of the Trust Indenture Act.

            (c) If and to the extent that any provision of this Agreement limits, qualifies or conflicts with the duties imposed by Section 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

            (d) The application of the Trust Indenture Act to this Agreement shall not affect the nature of the Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

      SECTION 2.2. Lists of Holders of Securities.

            (a) The Sponsor and the Administrative Trustees on behalf of the Trust shall provide the Property Trustee (i) within 14 days after each record date for payment of Distributions, a list, in such form as the Property Trustee may reasonably require, of the names and addresses of the Holders of the Securities ("List of Holders") as of such record date, provided that neither the Sponsor nor the Administrative Trustees, on behalf of the Trust, shall be obligated to provide such List of Holders at any time the List of Holders does not differ from the most recent List of Holders given to the Property Trustee by the Sponsor and the Administrative Trustees on behalf of the Trust, and (ii) at any other time, within 30 days of receipt by the Trust of a written request for a List of Holders as of a date no more than 14 days before such List of Holders is given to the Property Trustee. The Property Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in Lists of Holders given to it or which it receives in the capacity as Paying Agent (if acting in such capacity); provided that the Property Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

            (b) The Property Trustee shall comply with its obligations under Sections 311(a), 311(b) and 312(b) of the Trust Indenture Act.

      SECTION 2.3. Reports by the Property Trustee. Within 60 days after May 15 of each year, the Property Trustee shall provide to the Holders of the Preferred Securities such reports as are required by Section 313 of the Trust Indenture Act, if any, in the form and in the manner provided by Section 313 of the Trust Indenture Act. The Property Trustee shall also comply with the requirements of
Section 313(d) of the Trust Indenture Act.

      SECTION 2.4. Periodic Reports to Property Trustee. Each of the Sponsor and the Administrative Trustees, on behalf of the Trust, shall provide to the Property Trustee and the Holders such documents, reports and information as required by Section 314 (if any) of the Trust Indenture Act and the compliance certificate required by such Section 314 of the Trust Indenture Act in the form, in the manner and at the times required thereby. Delivery of such reports, information and documents to the Property Trustee is for informational purposes only and the Property Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Sponsor's and the Administrative Trustees' compliance with any of their covenants hereunder (as to which the Property Trustee is entitled to rely exclusively on Officers' Certificates).

      SECTION 2.5. Evidence of Compliance with Conditions Precedent. Each of the Sponsor and the Administrative Trustees, on behalf of the Trust, shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Agreement that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) may be given in the form of an Officers' Certificate.

      SECTION 2.6. Events of Default; Waiver.

            (a) The Holders of a Majority in liquidation amount of Preferred Securities may, by vote, on behalf of the Holders of all of the Preferred Securities, waive any past Event of Default in respect of the Preferred Securities and its consequences, provided that, if the underlying Event of Default under the Indenture:

                  (i) is not waivable under the Indenture, the Event of Default under the Agreement shall also not be waivable; or

                  (ii) requires the consent or vote of greater than a majority in principal amount of the holders of the Debentures (a "Super Majority") to be waived under the Indenture, the Event of Default under the Agreement may only be waived by the vote of the Holders of at least the proportion in liquidation amount of the Preferred Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding.

      The foregoing provisions of this Section 2.6(a) shall be in lieu of
Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Agreement and the Securities, as permitted by the Trust Indenture Act. Upon such waiver, any such default shall cease to exist, and any Event of Default with respect to the Preferred Securities arising therefrom shall be deemed to have been cured, for every purpose of this Agreement, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Preferred Securities or impair any right consequent thereon. Any waiver by the Holders of the Preferred Securities of an Event of Default with respect to the Preferred Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Event of Default with respect to the Common Securities for all purposes of this Agreement without any further act, vote, or consent of the Holders of the Common Securities.

            (b) The Holders of a Majority in liquidation amount of the Common Securities may, by vote, on behalf of the Holders of all of the Common Securities, waive any past Event of Default with respect to the Common Securities and its consequences, provided that, if the underlying Event of Default under the Indenture:

                  (i) is not waivable under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Agreement as provided below in this Section 2.6(b), the Event of Default under the Agreement shall also not be waivable; or

                  (ii) requires the consent or vote of a Super Majority to be waived, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Agreement as provided below in this Section 2.6(b), the Event of Default under the Agreement may only be waived by the vote of the Holders of at least the proportion in aggregate liquidation amount of the Common Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding;

provided further, that each Holder of Common Securities will be deemed to have waived any such Event of Default and all Events of Default with respect to the Common Securities and its consequences until all Events of Default with respect to the Preferred Securities have been cured, waived or otherwise eliminated, and until such Events of Default have been so cured, waived or otherwise eliminated, the Property Trustee will be deemed with respect to the Preferred Securities to be acting solely on behalf of the Holders of the Preferred Securities and only the Holders of the Preferred Securities will have the right to direct the Property Trustee in accordance with the terms of the Securities. The foregoing provisions of this Section 2.6(b) shall be in lieu of Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act and such Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act are hereby expressly excluded from this Agreement and the Securities, as permitted by the Trust Indenture Act. Subject to the foregoing provisions of this Section 2.6(b), upon such waiver, any such default shall cease to exist and any Event of Default with respect to the Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Agreement, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Common Securities or impair any right consequent thereon.

            (c) A waiver of an Event of Default under the Indenture by the Property Trustee at the written direction of the Holders of the Preferred Securities constitutes a waiver of the corresponding Event of Default with respect to the Preferred Securities under this Agreement. Any waiver of an Event of Default under the Indenture by the Property Trustee at the direction of the Holders of the Preferred Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of the corresponding Event of Default under this Agreement with respect to the Common Securities for all purposes of this Agreement without further act, vote or consent of the Holders of the Common Securities. The foregoing provisions of this Section 2.6(c) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Agreement and the Securities, as permitted by the Trust Indenture Act.

      SECTION 2.7. Event of Default; Notice.

            (a) The Property Trustee shall, within five (5) Business Days after a Responsible Officer of the Property Trustee obtains actual knowledge of the occurrence of an Event of Default, transmit by mail, first class postage prepaid, to the Holders of the Securities, notices of all defaults with respect to the Securities actually known to a Responsible Officer of the Property Trustee, unless such defaults have been cured before the giving of such notice (the term "defaults" for the purposes of this Section 2.7 being hereby defined to be an Event of Default as defined in the Indenture, not including any periods of grace provided for therein and irrespective of the giving of any notice provided therein); provided that, except with respect to a default in the payment of principal of (or premium, if any) or interest on any of the Debentures or in the payment of any sinking fund installment established for the Debentures, the Property Trustee shall be protected in withholding such notice if and so long as a Responsible Officer of the Property Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Securities.

            (b) The Property Trustee shall not be deemed to have knowledge of any default except:

                  (i) a default under Sections 5.1 or 5.3 of the Indenture; or

                  (ii) any default as to which the Property Trustee shall have received written notice or of which a Responsible Officer of the Property Trustee charged with the administration of the Agreement shall have actual knowledge.

                                  ARTICLE III
                                  ORGANIZATION

      SECTION 3.1. Name. The Trust is named "W. R. Berkley Capital Trust II," as such name may be modified from time to time by the Administrative Trustees following written notice to the Holders of Securities and the filing of a certificate of amendment under the Statutory Trust Act. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Administrative Trustees.

      SECTION 3.2. Office. The address of the principal office of the Trust is 475 Steamboat Road, Greenwich, Connecticut 06830. On ten Business Days' written notice to the other Trustees and to the Holders of the Securities, the Administrative Trustees may designate another principal office.

      SECTION 3.3. Purpose. The exclusive purposes and functions of the Trust are (i) to issue and sell the Preferred Securities and the Common Securities representing undivided beneficial interests in the assets of the Trust, (ii) to use the gross proceeds from the sale of the Securities to acquire the Debentures and (iii) to engage in only those other activities necessary or incidental thereto. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, pledge any of its assets, or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified for United States federal income tax purposes as a grantor trust.

      The Trustees, the Sponsor and the Holders of the Preferred Securities and Common Securities (by their acceptance of such Securities) agree not to take any position for United States federal income tax purposes which is contrary to the classification of the Trust as a grantor trust.

      SECTION 3.4. Authority. Subject to the limitations provided in this Agreement and to the specific duties of the Property Trustee and the Sponsor, the Administrative Trustees shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by the Administrative Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust and an action taken by the Property Trustee on behalf of the Trust in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Agreement.

      SECTION 3.5. Title to Property of the Trust. Except as provided in Section
3.8 with respect to the Debentures and the Property Trustee Account or as otherwise provided in this Agreement, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.

      SECTION 3.6. Powers and Duties of the Administrative Trustees. The Administrative Trustees shall have the exclusive power, duty and authority to cause the Trust to engage in the following activities:

            (a) to issue and sell the Preferred Securities and the Common Securities in accordance with this Agreement; provided, however, that the Trust may issue no more than one series of Preferred Securities and no more than one series of Common Securities, and, provided further, that there shall be no interests in the Trust other than the Securities, and the issuance of Securities shall be limited to a simultaneous issuance of both Preferred Securities and Common Securities on the Closing Date and on the Date of Delivery with respect to Option Preferred Securities;

            (b) in connection with the issue and sale of the Preferred Securities, at the direction of the Sponsor, to:

                  (i) execute and file with the Commission the registration statement on Form S-3 prepared by the Sponsor, including any amendments thereto, pertaining to the Preferred Securities;

                  (ii) execute and file any documents prepared by the Sponsor, or take any acts as determined by the Sponsor to be necessary or advisable in order to qualify or register all or part of the Preferred Securities in any State in which the Sponsor has determined to qualify or register such Preferred Securities for sale;

                  (iii) execute and file an application, prepared by the Sponsor, to the New York Stock Exchange, Inc. or any other national stock exchange or the Nasdaq Stock Market's National Market for listing upon notice of issuance of any Preferred Securities pursuant to Section 3.8;

                  (iv) execute and file with the Commission a registration statement on Form 8-A, including any amendments thereto, prepared by the Sponsor, relating to the registration of the Preferred Securities under Section 12(b) of the Exchange Act; and

                  (v) execute and enter into the (or perform in accordance with the previously executed) Purchase Agreement providing for the sale of the Preferred Securities.

            (c) to acquire the Debentures with the proceeds of the sale of the Preferred Securities and the Common Securities; provided, however, that the Administrative Trustees shall cause legal title to the Debentures to be held of record in the name of the Property Trustee for the benefit of the Holders of the Preferred Securities and the Holders of Common Securities pursuant to Section 3.8;

            (d) to cause the Trust to enter into, and to execute, deliver and perform on behalf of the Trust, such agreements as may be necessary or desirable in connection with the purposes and function of the Trust, including agreements with the Paying Agent and a Common Securities subscription agreement or purchase agreement between the Trust and the Sponsor;

            (e) to give the Sponsor and the Property Trustee prompt written notice of the occurrence of a Special Event; provided that the Administrative Trustees shall consult with the Sponsor and the Property Trustee before taking or refraining from taking any Ministerial Action in relation to a Tax Event;

            (f) to establish a record date with respect to all actions to be taken hereunder that require a record date to be established, including and with respect to, for the purposes of Section 316(c) of the Trust Indenture Act, Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders of Preferred Securities and Holders of Common Securities as to such actions and applicable record dates;

            (g) to take all actions and perform such duties as may be required of the Administrative Trustees pursuant to the terms of the Securities;

            (h) to bring or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust ("Legal Action"), unless pursuant to Section 3.8(e), the Property Trustee has the exclusive power to bring such Legal Action;

            (i) to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors, and consultants and pay reasonable compensation for such services;

            (j) to cause the Trust to comply with the Trust's obligations under the Trust Indenture Act;

            (k) to give the certificate required by Section 314(a)(4) of the Trust Indenture Act to the Property Trustee, which certificate may be executed by any Administrative Trustee;

            (l) to incur expenses that are necessary, appropriate, convenient or incidental to carry out any of the purposes of the Trust;

            (m) to act as, or appoint another Person to act as, registrar and transfer agent for the Securities;

            (n) to give prompt written notice to the Property Trustee and to the Holders of the Securities of any notice received from the Debenture Issuer of its election to defer payments of interest on the Debentures by extending the interest payment period under the Indenture;

            (o) to take all action that may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Preferred Securities or to enable the Trust to effect the purposes for which the Trust was created;

            (p) to take any action, not inconsistent with this Agreement or with applicable law, that the Administrative Trustees determine in their discretion to be necessary or desirable in carrying out the activities of the Trust as set out in this Section 3.6, including, but not limited to:

                  (i) causing the Trust not to be deemed to be an Investment Company required to be registered under the Investment Company Act;

                  (ii) causing the Trust to continue to be classified for United States federal income tax purposes as a grantor trust; and

                  (iii) cooperating with the Debenture Issuer to ensure that the Debentures will be treated as indebtedness of the Debenture Issuer for United States federal income tax purposes, provided that such action does not adversely affect the interests of the Holders in any material respect;

            (q) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Administrative Trustees, on behalf of the Trust; and

            (r) to execute all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing.

      The Administrative Trustees must exercise the powers set forth in this
Section 3.6 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Administrative Trustees shall not take any action that is inconsistent with the purposes and functions of the Trust set forth in Section 3.3.

      Subject to this Section 3.6, the Administrative Trustees shall have none of the powers or the authority of the Property Trustee set forth in Section 3.8.

      Any expenses incurred by the Administrative Trustees pursuant to this
Section 3.6 shall be reimbursed by the Debenture Issuer.

      SECTION 3.7. Prohibition of Actions by the Trust and the Trustees.

            (a) The Trust shall not, and the Trustees (including the Property Trustee) shall not, engage in any activity other than as required or authorized by this Agreement. In particular, the Trust shall not and the Trustees (including the Property Trustee) shall cause the Trust not to:

                  (i) invest any proceeds received by the Trust from holding the Debentures, but shall distribute all such proceeds to Holders of Securities pursuant to the terms of this Agreement and of the Securities;

                  (ii) acquire any assets other than as expressly provided herein;

                  (iii) possess Trust property for other than a Trust purpose as set forth in Section 3.3;

                  (iv) make any loans or incur any indebtedness other than loans represented by the Debentures;

                  (v) possess any power or otherwise act in such a way as to vary the Trust assets or the terms of the Securities in any way whatsoever;

                  (vi) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Securities; or

                  (vii) other than as provided in this Agreement (including, without limitation, Annex I), (A) direct the time, method and place of conducting any proceeding with respect to any remedy available to the Debenture Trustee or exercising any trust or power conferred upon the Debenture Trustee with respect to the Debentures, (B) waive any past default under the Indenture, (C) exercise any right to rescind or annul any declaration that the principal of all the Debentures shall be due and payable, or (D) consent to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required unless the Trust shall have received an opinion of nationally recognized tax counsel to the effect that such amendment, modification or termination will not cause more than an insubstantial risk that (x) the Trust be deemed an Investment Company required to be registered under the Investment Company Act or (y) for United States federal income tax purposes the Trust will be classified as other than a grantor trust as a result of such action.

      SECTION 3.8. Powers and Duties of the Property Trustee.

            (a) The legal title to the Debentures shall be held of record by the Property Trustee in trust for the benefit of the Holders of the Securities. The right, title and interest of the Property Trustee to the Debentures shall vest automatically in each Person who may hereafter be appointed as Property Trustee in accordance with Section 5.6. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Debentures have been executed and delivered.

            (b) The Property Trustee shall not transfer its right, title and interest in the Debentures to the Administrative Trustees or to the Delaware Trustee (if the Property Trustee does not also act as Delaware Trustee).

            (c) The Property Trustee shall:

                  (i) establish and maintain a segregated non-interest bearing trust account (the "Property Trustee Account") in the name of and under the exclusive control of the Property Trustee on behalf of the Holders of the Securities and, upon the receipt of payments of funds made in respect of the Debentures held by the Property Trustee, deposit such funds into the Property Trustee Account and make payments to the Holders of the Preferred Securities and Holders of the Common Securities from the Property Trustee Account in accordance with Section
         6.1. Funds in the Property Trustee Account shall be held uninvested until disbursed in accordance with this Agreement. The Property Trustee Account shall be an account that is maintained with a banking institution the rating on whose long-term unsecured indebtedness is at least equal to the rating assigned to the Preferred Securities by a "nationally recognized statistical rating organization," as that term is defined for purposes of Rule 436(g)(2) under the Securities Act;

                  (ii) engage in such ministerial activities as shall be necessary or appropriate to effect the redemption of the Preferred Securities and the Common

         Securities pursuant to this Agreement (including, without limitation, Annex I) to the extent the Debentures are redeemed or mature; and

                  (iii) upon written notice of distribution issued by the Administrative Trustees in accordance with the terms of the Securities, engage in such ministerial activities as shall be necessary or appropriate to effect the distribution of the Debentures to Holders of Securities upon the occurrence of certain special events (as may be defined in the terms of the Securities) arising from a change in law or a change in legal interpretation or other specified circumstances pursuant to the terms of the Securities.

            (d) The Property Trustee shall take all actions and perform such duties as may be specifically required of the Property Trustee pursuant to the terms of the Securities.

            (e) The Property Trustee shall take any Legal Action which arises out of or in connection with an Event of Default of which a Responsible Officer of the Property Trustee has actual knowledge or the Property Trustee's duties and obligations under this Agreement or the Trust Indenture Act.

            (f) The Property Trustee shall not resign as a Trustee unless either:

                  (i) the Trust has been completely liquidated and the proceeds of the liquidation distributed to the Holders of Securities pursuant to the terms of the Securities; or

                  (ii) a Successor Property Trustee (as defined in Section 5.6) has been appointed and has accepted that appointment in accordance with
         Section 5.6.

            (g) The Property Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of Debentures under the Indenture and, if an Event of Default actually known to a Responsible Officer of the Property Trustee occurs and is continuing, the Property Trustee shall, for the benefit of Holders of the Securities, enforce its rights as holder of the Debentures subject to the rights of the Holders pursuant to the terms of such Securities.

            (h) Subject to this Section 3.8, the Property Trustee shall have none of the duties, liabilities, powers or the authority of the Administrative Trustees set forth in Section 3.6.

      The Property Trustee must exercise the powers set forth in this Section
3.8 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Property Trustee shall not take any action that is inconsistent with the purposes and functions of the Trust set out in Section 3.3.

      SECTION 3.9. Certain Duties and Responsibilities of the Property Trustee.

            (a) The Property Trustee, before the occurrence of any Event of Default and after the curing or waiving of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Agreement and no implied covenants shall be read into this Agreement against the Property Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 2.6) of which a Responsible Officer of the Property Trustee has actual knowledge, the Property Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

            (b) No provision of this Agreement shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                  (i) prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default that may have occurred:

            (A) the duties and obligations of the Property Trustee shall be determined solely by the express provisions of this Agreement and the Property Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Property Trustee; and

            (B) in the absence of bad faith on the part of the Property Trustee, the Property Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Property Trustee and conforming to the requirements of this Agreement; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Property Trustee, the Property Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Agreement (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein);

                  (ii) the Property Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

                  (iii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a Majority in liquidation amount of the Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Agreement;

                  (iv) no provision of this Agreement shall require the Property Trustee to expend or risk its own funds or otherwise incur any liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Agreement or indemnity reasonably satisfactory to the Property Trustee against such risk or liability is not reasonably assured to it;

                  (v) the Property Trustee's sole duty with respect to the custody, safe keeping and physical preservation of the Debentures and the Property Trustee Account shall be to deal with such property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Property Trustee under this Agreement and the Trust Indenture Act;

                  (vi) the Property Trustee shall have no duty or liability for or with respect to the value, genuineness, existence or sufficiency of the Debentures or the payment of any taxes or assessments levied thereon or in connection therewith;

                  (vii) the Property Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree in writing with the Sponsor. Money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Property Trustee Account maintained by the Property Trustee pursuant to
         Section 3.8(c)(i) and except to the extent otherwise required by law;
         and

                  (viii) the Property Trustee shall not be responsible for monitoring the compliance by the Administrative Trustees or the Sponsor with their respective duties under this Agreement, nor shall the Property Trustee be liable for any default or misconduct of the Administrative Trustees or the Sponsor.

      SECTION 3.10. Certain Rights of Property Trustee.

            (a) Subject to the provisions of Section 3.9:

                  (i) the Property Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

                  (ii) any direction or act of the Sponsor or the Administrative Trustees contemplated by this Agreement shall be sufficiently evidenced by a Direction or an Officers' Certificate;

                  (iii) whenever, in the administration of this Agreement, the Property Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Administrative Trustees;

                  (iv) the Property Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or reregistration thereof;

                  (v) the Property Trustee may consult with counsel or other experts of its selection and the advice or opinion of such counsel and experts with respect to legal matters or advice within the scope of such experts' area of expertise shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion, it being understood that such counsel may be counsel to the Sponsor or any of its Affiliates, and may include any of its employees. The Property Trustee shall have the right at any time to seek instructions concerning the administration of this Agreement from any court of competent jurisdiction;

                  (vi) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement at the request or direction of any Holder, unless such Holder shall have provided to the Property Trustee security and indemnity, reasonably satisfactory to the Property Trustee, against the costs, expenses (including attorneys' fees and expenses and the expenses of the Property Trustee's agents, nominees or custodians) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Property Trustee provided, that, nothing contained in this Section 3.10(a)(vi) shall be taken to relieve the Property Trustee, upon the occurrence of an Event of Default, of its obligation to exercise the rights and powers vested in it by this Agreement;

                  (vii) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Property Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit and, if the Property Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney at the sole cost of the Company and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation;

                  (viii) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians, nominees or attorneys and the Property Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                  (ix) any action taken by the Property Trustee or its agents hereunder shall bind the Trust and the Holders of the Securities, and the signature of the Property Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Property Trustee to so act or as to its compliance with any of the terms and provisions of this Agreement, both of which shall be conclusively evidenced by the Property Trustee's or its agent's taking such action;

                  (x) whenever in the administration of this Agreement the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Property Trustee (i) may request instructions from the Holders of the Securities which instructions may only be given by the Holders of the same proportion in liquidation amount of the Securities as would be entitled to direct the Property Trustee under the terms of the Securities in respect of such remedy, right or action, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be fully protected in conclusively relying on or acting in accordance with such instructions;

                  (xi) except as otherwise expressly provided by this Agreement, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Agreement.

                  (xii) the Property Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith, without negligence, and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                  (xiii) when the Property Trustee incurs expenses or renders services in connection with an Event of Default under the Indenture, such expenses (including the fees and expenses of its counsel) and the compensation for such services are intended to constitute expenses of administration under any bankruptcy law or law relating to creditors rights generally;

                  (xiv) in the event that the Property Trustee is also acting as Paying Agent hereunder, the rights and protections afforded to the Property Trustee pursuant to this Article III shall also be afforded to such Paying Agent;

                  (xv) in no event shall the Property Trustee be responsible or liable for special, indirect, or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Property Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action; and

                  (xvi) the rights, privileges, protections, immunities and benefits given to the Property Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Property Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder.

            (b) No provision of this Agreement shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.

      SECTION 3.11. Delaware Trustee. Notwithstanding any other provision of this Agreement other than Section 5.2, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Administrative Trustees or the Property Trustee described in this Agreement. Except as set forth in Section 5.2, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Statutory Trust Act and taking such actions as are required to be taken by the Delaware Trustee under the Statutory Trust Act. In the event that the Delaware Trustee is required to take any action or perform any duty hereunder, the Delaware Trustee shall be entitled to the benefits of Section 3.9(b)(ii) through (viii) and Section 3.10 of this Agreement.

      SECTION 3.12. Execution of Documents. Unless otherwise determined by the Administrative Trustees, and except as otherwise required by the Statutory Trust Act, any Administrative Trustee is authorized to execute on behalf of the Trust any documents that the Administrative Trustees have the power and authority to execute pursuant to Section 3.6; provided that, the registration statement referred to in Section 3.6(b)(i), including any amendments thereto, shall be signed by all of the Administrative Trustees.

      SECTION 3.13. Not Responsible for Recitals or Issuance of Securities. The recitals contained in this Agreement and the Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Agreement or the Securities.

      SECTION 3.14. Duration of Trust. The Trust, unless terminated earlier pursuant to the provisions of Article VIII hereof, shall have existence for fifty-five (55) years from the issuance of the Debentures.

      SECTION 3.15. Mergers.

            (a) The Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any Person, except as described in Sections 3.15(b) and (c).

            (b) The Trust may, with the consent of the Administrative Trustees (or, if there are more than two, a majority of the Administrative Trustees) and without the consent of the Holders of the Securities, the Delaware Trustee or the Property Trustee, consolidate, amalgamate, merge with or into, or be replaced by a trust organized as such under the laws of any State; provided that:

                  (i)   such successor entity (the "Successor Entity") either:

            (A) expressly assumes all of the obligations of the Trust under the Securities; or

            (B) substitutes for the Preferred Securities other securities having substantially the same terms as the Preferred Securities (the "Successor Securities") so long as the Successor Securities rank the same as the Preferred Securities rank with respect to Distributions and payments upon liquidation, redemption and otherwise;

                  (ii) the Debenture Issuer expressly appoints a trustee of the Successor Entity that possesses the same powers and duties as the Property Trustee as the Holder of the Debentures;

                  (iii) the Preferred Securities or any Successor Securities are listed, or any Successor Securities will be listed upon notification of issuance, on any national securities exchange or with another organization on which the Preferred Securities are then listed or quoted;

                  (iv) such merger, consolidation, amalgamation or replacement does not cause the Preferred Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization;

                  (v) such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders of the Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of such Holders' interests in the Preferred Securities as a result of such merger, consolidation, amalgamation or replacement);

                  (vi) such Successor Entity has a purpose substantially identical to that of the Trust;

                  (vii) prior to such merger, consolidation, amalgamation or replacement, the Sponsor has received an opinion of a nationally recognized independent counsel to the Trust experienced in such matters to the effect that:

            (A) such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders of the Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of the Holders' interest in the new entity); and

            (B) following such merger, consolidation, amalgamation or replacement, neither the Trust nor the Successor Entity will be required to register as an Investment Company under the Investment Company Act;

            (C) following such merger, consolidation, amalgamation or replacement, the Trust (or the Successor Entity) will continue to be classified as a grantor trust for United States federal income tax purposes; and

                  (viii) the Sponsor guarantees the obligations of such Successor Entity under the Successor Securities at least to the extent provided by the Preferred Securities Guarantee.

            (c) Notwithstanding Section 3.15(b), the Trust shall not, except with the consent of Holders of 100% in liquidation amount of the Securities, consolidate, amalgamate, merge with or into, or be replaced by any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger or replacement would cause the Trust or Successor Entity to be classified as other than a grantor trust for United States federal income tax purposes.

                                   ARTICLE IV
                                     SPONSOR

      SECTION 4.1. Sponsor's Purchase of Common Securities. On the Closing Date at the same time as the Preferred Securities are sold, the Sponsor will purchase all of the Common Securities issued by the Trust.

      SECTION 4.2. Responsibilities of the Sponsor. In connection with the issue and sale of the Preferred Securities, the Sponsor shall have the exclusive right and responsibility to engage in the following activities:

            (a) to prepare for filing by the Trust with the Commission a registration statement on Form S-3 in relation to the Preferred Securities, including any amendments thereto;

            (b) to determine the States in which to take appropriate action to qualify or register for sale all or part of the Preferred Securities and to do any and all such acts, other than actions which must be taken by the Trust, advise the Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such States;

            (c) prepare for execution and filing by the Trust of documents or instruments to be delivered to the Depositary relating to the Preferred Securities;

            (d) to prepare for filing by the Trust an application to the New York Stock Exchange or any other national stock exchange or the Nasdaq National Market for listing upon notice of issuance of any Preferred Securities;

            (e) to prepare for filing by the Trust with the Commission a registration statement on Form 8-A relating to the registration of the Preferred Securities under Section 12(b) of the Exchange Act, including any amendments thereto; and

            (f) to negotiate the terms of the Purchase Agreement providing for the sale of the Preferred Securities.

                                   ARTICLE V
                                    TRUSTEES

      SECTION 5.1. Number of Trustees. The number of Trustees initially shall be four (4), and:

            (a) at any time before the issuance of any Securities, the Sponsor may, by written instrument, increase or decrease the number of Trustees;

            (b) after the issuance of any Securities, the number of Trustees may be increased or decreased by vote of the Holders of a Majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities; provided, however, that the number of Trustees shall in no event be less than two (2); provided further that (1) one Trustee meets the requirements of Sections 5.2(a) or
      (b); (2) there shall be at least two Trustees who are employees or officers of, or are affiliated with, the Sponsor (each, an "Administrative Trustee"); and (3) at least one Trustee shall be a Property Trustee for so long as this Agreement is required to qualify as an indenture under the Trust Indenture Act, and such Trustee may also serve as Delaware Trustee if it meets the applicable requirements;

            (c) after the issuance of any Securities, unless an Event of Default shall have occurred and be continuing, at any time or times, for the purpose of meeting the legal requirements of the Trust Indenture Act or of any jurisdiction in which any part of the property of any trust may at the time be located, the Holders of a Majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities and the Administrative Trustee shall have power to appoint one or more persons either to act as a co-Trustee, jointly with the Property Trustee, of all or any part of the property of any trust, or to act as separate Trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such person or persons in such capacity any property, title, right or power deemed necessary or desirable, subject to the provisions of the applicable restated trust agreement; and

            (d) after the issuance of any Securities, if an Event of Default shall have occurred and be continuing, at any time or times, for the purpose of meeting the legal requirements of the Trust Indenture Act or of any jurisdiction in which any part of the property of any trust may at the time be located, the Property Trustee shall have power to appoint one or more persons either to act as a co-Trustee, jointly with the Property Trustee, of all or any part of the property of any trust, or to act as separate Trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such person or persons in such capacity any property, title, right or power deemed necessary or desirable, subject to the provisions of the applicable restated trust agreement.

      SECTION 5.2. Delaware Trustee. If required by the Statutory Trust Act, one Trustee (the "Delaware Trustee") shall be:

            (a)   a natural person who is a resident of the State of Delaware;
      or

            (b) if not a natural person, an entity which has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law, provided that, if the Property Trustee has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law, then the Property Trustee shall also be the Delaware Trustee and Section 3.11 shall have no application.

            (c)   The initial Delaware Trustee shall be:

                  The Bank of New York (Delaware)
                  502 White Clay Center
                  Route 273
                  PO Box 6973
                  Newark, Delaware 19711
                  Attention: Corporate Trust Administration

      SECTION 5.3. Property Trustee; Eligibility.

            (a) There shall at all times be one Trustee which shall act as Property Trustee and which shall:

                  (i)   not be an Affiliate of the Sponsor; and

                  (ii) be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or Person permitted by the Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000), and subject to supervision or examination by Federal, State, Territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 5.3(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

            (b) If at any time the Property Trustee shall cease to be eligible to so act under Section 5.3(a), the Property Trustee shall immediately resign in the manner and with the effect set forth in Section 5.6(c).

            (c) If the Property Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Property Trustee and the Holder of the Common Securities (as if it were the obligor referred to in Section

      310(b) of the Trust Indenture Act) shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act.

            (d) The Preferred Securities Guarantee shall be deemed to be specifically described in this Agreement for purposes of clause (i) of the first provision contained in Section 310(b) of the Trust Indenture Act.

            (e)   The initial Property Trustee shall be:

                  The Bank of New York
                  101 Barclay Street, 8W
                  New York, New York 10286
                  Attention: Corporate Trust Administration

      SECTION 5.4. Certain Qualifications of Administrative Trustees and Delaware Trustee Generally. Each Administrative Trustee and the Delaware Trustee (unless the Property Trustee also acts as Delaware Trustee) shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.

      SECTION 5.5. Administrative Trustees. The initial Administrative Trustees shall be:

                  Ira S. Lederman
                  c/o W. R. Berkley Corporation
                  475 Steamboat Road
                  Greenwich, Connecticut 06830

                  Eugene G. Ballard
                  c/o W. R. Berkley Corporation
                  475 Steamboat Road
                  Greenwich, Connecticut 06830

            (a) Except as expressly set forth in this Agreement and except if a meeting of the Administrative Trustees is called with respect to any matter over which the Administrative Trustees have power to act, any power of the Administrative Trustees may be exercised by, or with the consent of, any one such Administrative Trustee.

            (b) As more specifically provided in Section 5.10, an Administrative Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purposes of signing any documents which the Administrative Trustees have power and authority to cause the Trust to execute pursuant to Section 3.6.

      SECTION 5.6. Appointment, Removal and Resignation of Trustees.

            (a) Subject to Section 5.6(b), Trustees may be appointed or removed without cause at any time:

                  (i) until the issuance of any Securities, by written instrument executed by the Sponsor;

                  (ii) after the issuance of any Securities, by vote of the Holders of a Majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities, unless an Event of Default under the corresponding subordinated debt securities shall have occurred and be continuing, in which case the Property Trustee and the Delaware Trustee may not be so removed; and

                  (iii) after the issuance of any Securities, if an Event of Default under the corresponding subordinated debt securities shall have occurred and be continuing, the Property Trustee and the Delaware Trustee may be removed by the Holders of a Majority in liquidation amount of the outstanding Preferred Securities.

            (b) (i) The Trustee that acts as Property Trustee shall not be removed in accordance with Section 5.6(a) until a Successor Property Trustee (a "Successor Property Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Property Trustee and delivered to the Administrative Trustees and the Sponsor; and

                  (ii) the Trustee that acts as Delaware Trustee shall not be removed in accordance with this Section 5.6(a) until a successor Trustee possessing the qualifications to act as Delaware Trustee under Sections 5.2 and 5.4 (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the Administrative Trustees and the Sponsor.

            (c) A Trustee appointed to office shall hold office until his successor shall have been appointed or until his death, removal or resignation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by such Trustee and delivered to the Sponsor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:

                  (i) No such resignation of the Trustee that acts as the Property Trustee shall be effective:

            (A) until a Successor Property Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Property Trustee and delivered to the Trust, the Sponsor and the resigning Property Trustee; or

            (B) until the assets of the Trust have been completely liquidated and the proceeds thereof distributed to the holders of the Securities; and

                  (ii) no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor and the resigning Delaware Trustee.

            (d) The Holders of the Common Securities shall use their best efforts to promptly appoint a Successor Delaware Trustee or Successor Property Trustee, as the case may be, if the Property Trustee or the Delaware Trustee delivers an instrument of resignation in accordance with this Section 5.6.

            (e) If no Successor Property Trustee or Successor Delaware Trustee shall have been appointed and accepted appointment as provided in this
      Section 5.6 within 60 days after delivery to the Sponsor and the Trust of an instrument of resignation, the resigning Property Trustee or Delaware Trustee, as applicable, may petition any court of competent jurisdiction for appointment of a Successor Property Trustee or Successor Delaware Trustee at the expense of the Sponsor. Such court may thereupon, after prescribing such notice, if any, as it may deem proper and prescribe, appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be.

            (f) No Property Trustee or Delaware Trustee shall be liable for the acts or omissions to act of any Successor Property Trustee or Successor Delaware Trustee, as the case may be.

      SECTION 5.7. Vacancies Among Trustees. If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section 5.1, or if the number of Trustees is increased pursuant to Section 5.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by the Administrative Trustees (or, if there are more than two, a majority of the Administrative Trustees) shall be conclusive evidence of the existence of such vacancy. Any such vacancy shall be filled with a Trustee appointed in accordance with Section 5.6.

      SECTION 5.8. Effect of Vacancies. The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to annul the Trust. Whenever a vacancy in the number of Administrative Trustees shall occur, until such vacancy is filled by the appointment of an Administrative Trustee in accordance with
Section 5.6, the Administrative Trustees in office, regardless of their number, shall have all the powers granted to the Administrative Trustees and shall discharge all the duties imposed upon the Administrative Trustees by this Agreement.

      SECTION 5.9. Meetings. If there is more than one Administrative Trustee, meetings of the Administrative Trustees shall be held from time to time upon the call of any Administrative Trustee. Regular meetings of the Administrative Trustees may be held at a time and place fixed by resolution of the Administrative Trustees. Notice of any in-person meetings of the Administrative Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meetings of the Administrative Trustees or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before such meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting.

The presence (whether in person or by telephone) of an Administrative Trustee at a meeting shall constitute a waiver of notice of such meeting except where an Administrative Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Agreement, any action of the Administrative Trustees may be taken at a meeting by vote of a majority of the Administrative Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that a Quorum is present, or without a meeting by the unanimous written consent of the Administrative Trustees. In the event there is only one Administrative Trustee, any and all action of such Administrative Trustee shall be evidenced by a written consent of such Administrative Trustee.

      SECTION 5.10. Delegation of Power.

            (a) Any Administrative Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 3.6, including any registration statement or amendment thereto filed with the Commission, or making any other governmental filing; and

            (b) the Administrative Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Administrative Trustees or otherwise as the Administrative Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

      SECTION 5.11. Merger, Conversion, Consolidation or Succession to Business. Any Person into which the Property Trustee or the Delaware Trustee, as the case may be, may be merged or converted or with which either may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Property Trustee or the Delaware Trustee, as the case may be, shall be a party, or any Person succeeding to all or substantially all the corporate trust business of the Property Trustee or the Delaware Trustee, as the case may be, shall be the successor of the Property Trustee or the Delaware Trustee, as the case may be, hereunder, provided such Person shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

                                   ARTICLE VI
                                  DISTRIBUTIONS

      SECTION 6.1. Distributions. Holders shall receive Distributions (as defined herein) in accordance with the applicable terms of the relevant Holder's Securities. Distributions shall be made on the Preferred Securities and the Common Securities in accordance with the preferences set forth in their respective terms. If and to the extent that the Debenture Issuer makes a payment of interest (including Additional Interest (as defined in the Indenture)), premium and/or principal on the Debentures held by the Property Trustee (the amount of any such payment being a "Payment Amount"), the Property Trustee shall and is directed, to the extent funds are available for that purpose, to make a distribution (a "Distribution") of such Payment Amount to Holders.

                                   ARTICLE VII
                             ISSUANCE OF SECURITIES

      SECTION 7.1. General Provisions Regarding Securities.

            (a) The Administrative Trustees shall, on behalf of the Trust, issue one class of preferred securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Annex I (the "Preferred Securities"), and one class of common securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Annex I (the "Common Securities"). The Trust shall issue no securities or other interests in the assets of the Trust other than the Preferred Securities and the Common Securities.

            (b) The Certificates shall be signed on behalf of the Trust by an Administrative Trustee. Such signature shall be the manual signature of any present or any future Administrative Trustee. In case any Administrative Trustee of the Trust who shall have signed any of the Securities shall cease to be such Administrative Trustee before the Certificates so signed shall be delivered by the Trust, such Certificates nevertheless may be delivered as though the person who signed such Certificates had not ceased to be such Administrative Trustee; and any Certificate may be signed on behalf of the Trust by such persons who, at the actual date of execution of such Certificate, shall be the Administrative Trustees of the Trust, although at the date of the execution and delivery of the Agreement any such person was not such an Administrative Trustee. Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Administrative Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Administrative Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation of any stock exchange on which Securities may be listed, or to conform to usage.

            (c) The consideration received by the Trust for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

            (d) Upon issuance of the Securities as provided in this Agreement, the Securities so issued shall be deemed to be validly issued, fully paid and (subject to Section 10.1) non-assessable.

            (e) Every Person, by virtue of having become a Holder or a Preferred Security Beneficial Owner in accordance with the terms of this Agreement, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Agreement.

      SECTION 7.2. Paying Agent. In the event that the Preferred Securities are not in book-entry only form, the Trust shall maintain an office or agency where the Preferred Securities may be presented for payment ("Paying Agent"), and any such Paying Agent shall comply with Section 317(b) of the Trust Indenture Act. The Trust may appoint the Paying Agent and may appoint one or more additional paying agents in such other locations as it shall determine. The term "Paying Agent" includes any such additional paying agent. The Trust may change any Paying Agent without prior notice to any Holder. The Trust shall notify the Property Trustee of the name and address of any Agent not a party to this Agreement. If the Trust fails to appoint or maintain another entity as Paying Agent, the Property Trustee shall act as such. The Trust or any of its Affiliates may act as Paying Agent. The Property Trustee shall initially act as Paying Agent for the Preferred Securities and the Common Securities.

                                  ARTICLE VIII
                              TERMINATION OF TRUST

      SECTION 8.1. Termination of Trust. (a) The Trust shall dissolve in the earlier to occur of 55 years after the issuance of the Debentures or:

                  (i)   upon the bankruptcy of the Sponsor;

                  (ii) upon the filing of a certificate of dissolution or its equivalent with respect to the Sponsor or the revocation of the Sponsor's charter and the expiration of 90 days after the date of revocation without a reinstatement thereof;

                  (iii) upon the consent of a Majority in liquidation amount of the Securities affected thereby voting together as a single class to dissolve the Trust;

                  (iv) upon the entry of a decree of judicial dissolution of the Holder of the Common Securities, the Sponsor or the Trust;

                  (v) when all of the Securities shall have been called for redemption and the amounts necessary for redemption thereof shall have been paid to the Holders, in each case in accordance with the terms of the Securities;

                  (vi) at the election of the Sponsor (which is wholly within its sole discretion) at any time pursuant to which the Trust shall have been dissolved in accordance with the terms of the Securities as set forth in Annex I and all of the Debentures endorsed thereon shall have been distributed to the Holders of Securities in exchange for all of the Securities; or

                  (vii) before the issuance of any Securities, with the consent of all of the Administrative Trustees and the Sponsor.

            (b) As soon as is practicable after the occurrence of an event referred to in Section 8.1(a) and upon completion of the winding-up of the Trust and satisfaction of all liabilities of the Trust in accordance with the Statutory Trust Act, the Administrative Trustees shall file a certificate of cancellation with the Secretary of State of the State of Delaware and the Trust shall terminate.

            (c) The provisions of Article X shall survive the termination of the Trust.

                                   ARTICLE IX
                              TRANSFER OF INTERESTS

      SECTION 9.1. Transfer of Securities.

            (a) Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Agreement and in the terms of the Securities. Any transfer or purported transfer of any Security not made in accordance with this Agreement shall be null and void.

            (b) Subject to this Article IX, Preferred Securities shall be freely transferable.

            (c) Subject to this Article IX, the Sponsor and any Related Party may only transfer Common Securities to the Sponsor or a Related Party of the Sponsor; provided that, any such transfer is subject to the condition precedent that the transferor obtain the written opinion of nationally recognized independent counsel experienced in such matters that such transfer would not cause more than an insubstantial risk that:

                  (i) the Trust would not continue to be classified for United States federal income tax purposes as a grantor trust; and

                  (ii) the Trust would be an Investment Company or the transferee would become an Investment Company.

      SECTION 9.2. Transfer of Certificates. The Administrative Trustees shall provide for the registration of Certificates and of transfers of Certificates, which will be effected without charge but only upon payment (with such indemnity as the Administrative Trustees may require) in respect of any tax or other government charges that may be imposed in relation to it. Upon surrender for registration of transfer of any Certificate, the Administrative Trustees shall cause one or more new Certificates to be issued in the name of the designated transferee or transferees. Every Certificate surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Administrative Trustees duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Certificate surrendered for registration of transfer shall be canceled by the Administrative Trustees. A transferee of a Certificate shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Certificate. By acceptance of a Certificate, each transferee shall be deemed to have agreed to be bound by this Agreement.

      SECTION 9.3. Deemed Security Holders. The Trustees may treat the Person in whose name any Certificate shall be registered on the books and records of the Trust as the sole holder of such Certificate and of the Securities represented by such Certificate for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Certificate or in the Securities represented by such Certificate on the part of any Person, whether or not the Trust shall have actual or other notice thereof.

      SECTION 9.4. Book Entry Interests. Unless otherwise specified in the terms of the Preferred Securities, the Preferred Securities Certificates, on original issuance, will be issued in

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

the form of one or more fully registered, global Preferred Security Certificates (each a "Global Certificate"), to be delivered to the Depositary, the initial Clearing Agency, by, or on behalf of, the Trust. Such Global Certificate(s) shall initially be registered on the books and records of the Trust in the name of Cede & Co., the nominee of the Depositary, and no Preferred Security Beneficial Owner will receive a definitive Preferred Security Certificate representing such Preferred Security Beneficial Owner's interests in such Global Certificate(s), except as provided in Section 9.7. Unless and until definitive, fully registered Preferred Security Certificates (the "Definitive Preferred Security Certificates") have been issued to the Preferred Security Beneficial Owners pursuant to Section 9.7:

            (a) the provisions of this Section 9.4 shall be in full force and effect;

            (b) the Trust and the Trustees shall be entitled to deal with the Clearing Agency for all purposes of this Agreement (including the payment of Distributions on the Global Certificate(s) and receiving approvals, votes or consents hereunder) as the Holder of the Preferred Securities and the sole holder of the Global Certificate(s) and shall have no obligation to the Preferred Security Beneficial Owners;

            (c) to the extent that the provisions of this Section 9.4 conflict with any other provisions of this Agreement, the provisions of this
      Section 9.4 shall control; and

            (d) the rights of the Preferred Security Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Preferred Security Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants and the Clearing Agency shall receive and transmit payments of Distributions on the Global Certificates to such Clearing Agency Participants. The Depositary will make book entry transfers among the Clearing Agency Participants.

      SECTION 9.5. Notices to Clearing Agency. Whenever a notice or other communication to the Preferred Security Holders is required under this Agreement, unless and until Definitive Preferred Security Certificates shall have been issued to the Preferred Security Beneficial Owners pursuant to Section 9.7, the Administrative Trustees shall give all such notices and communications specified herein to be given to the Preferred Security Holders to the Clearing Agency, and shall have no notice obligations to the Preferred Security Beneficial Owners.

      SECTION 9.6. Appointment of Successor Clearing Agency. If any Clearing Agency elects to discontinue its services as securities depositary with respect to the Preferred Securities, the Administrative Trustees may, in their sole discretion, appoint a successor Clearing Agency with respect to such Preferred Securities.

      SECTION 9.7. Definitive Preferred Security Certificates. If:

            (a) a Clearing Agency elects to discontinue its services as securities depositary with respect to the Preferred Securities and a successor Clearing Agency is not appointed within 90 days after such discontinuance pursuant to Section 9.6;

            (b) the Administrative Trustees elect after consultation with the Sponsor to terminate the book entry system through the Clearing Agency with respect to the Preferred Securities; or

            (c) after the occurrence of an Event of Default under the corresponding subordinated debt securities, Holders of Preferred Securities representing at least a majority of liquidation amount of such Preferred Securities advise the Property Trustee in writing that the continuation of a book-entry system through the Depositary is no longer in their best interests, then:

                  (i) Definitive Preferred Security Certificates shall be prepared by the Administrative Trustees on behalf of the Trust with respect to such Preferred Securities; and

                  (ii) upon surrender of the Global Certificate(s) by the Clearing Agency, accompanied by registration instructions, the Administrative Trustees shall cause Definitive Preferred Security Certificates to be delivered to Preferred Security Beneficial Owners in accordance with the instructions of the Clearing Agency. Neither the Trustees nor the Trust shall be liable for any delay in delivery of such instructions and each of them may conclusively rely on and shall be protected in relying on, said instructions of the Clearing Agency. The Definitive Preferred Security Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Administrative Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Administrative Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which Preferred Securities may be listed, or to conform to usage.

      SECTION 9.8. Mutilated, Destroyed, Lost or Stolen Certificates. If:

            (a) any mutilated Certificates should be surrendered to the Administrative Trustees, or if the Administrative Trustees shall receive evidence to their satisfaction of the destruction, loss or theft of any Certificate; and

            (b) there shall be delivered to the Administrative Trustees security or indemnity satisfactory to them to keep each of them harmless;

then, in the absence of notice that such Certificate shall have been acquired by a bona fide purchaser, any Administrative Trustee on behalf of the Trust shall execute and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like denomination. In connection with the issuance of any new Certificate under this Section 9.8, the Administrative Trustees may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the relevant Securities, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

                                    ARTICLE X
                           LIMITATION OF LIABILITY OF
                    HOLDERS OF SECURITIES, TRUSTEES OR OTHERS

      SECTION 10.1. Liability.

            (a) Except as expressly set forth in this Agreement, the Debentures, the Preferred Securities Guarantee, the Common Securities Guarantee and the terms of the Securities, the Sponsor shall not be:

                  (i) personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders of the Securities which shall be made solely from assets of the Trust; or

                  (ii) required to pay to the Trust or to any Holder of Securities any deficit upon dissolution of the Trust or otherwise.

            (b) The Holder of the Common Securities shall be liable for all of the debts and obligations of the Trust (other than with respect to the Securities) to the extent not satisfied out of the Trust's assets.

            (c) Pursuant to Section 3803(a) of the Statutory Trust Act, the Holders of the Preferred Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

      SECTION 10.2. Exculpation.

            (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act performed or omission made by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Agreement or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's gross negligence (or ordinary negligence in the case of the Property Trustee) or willful misconduct with respect to such acts or omissions.

            (b) An Indemnified Person shall be fully protected in conclusively relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Securities might properly be paid.

      SECTION 10.3. Fiduciary Duty.

            (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Agreement shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Agreement. The provisions of this Agreement, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Property Trustee under the Trust Indenture Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.

            (b)   Unless otherwise expressly provided herein:

                  (i) whenever a conflict of interest exists or arises between any Covered Persons; or

                  (ii) whenever this Agreement or any other agreement contemplated herein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any Holder of Securities, the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Agreement or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise.

            (c) Whenever in this Agreement an Indemnified Person is permitted or required to make a decision:

                  (i) in its "discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

                  (ii) in its "good faith" or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Agreement or by applicable law.

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

         SECTION 10.4. Indemnification.

            (a) (i) The Sponsor shall indemnify, to the full extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust) by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Company Indemnified Person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

                  (i) The Sponsor shall indemnify, to the full extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such Company Indemnified Person shall have been adjudged to be liable to the Trust unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.

                  (ii) To the extent that a Company Indemnified Person shall be successful on the merits or otherwise (including dismissal of an action without prejudice or the settlement of an action without admission of liability) in defense of any action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 10.4(a), or in defense of any claim, issue or matter therein, he shall be indemnified, to the full extent permitted by law, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

                  (iii) Any indemnification under paragraphs (i) and (ii) of this Section 10.4(a) (unless ordered by a court) shall be made by the Sponsor only as authorized in the specific case upon a determination that indemnification of the Company Indemnified Person is proper in the circumstances because he has met the applicable standard of conduct set forth in paragraphs (i) and (ii). Such determination shall be made (1) by the Administrative Trustees by a majority vote of a quorum consisting of such Administrative Trustees who were not parties to such action, suit or proceeding, (2) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Administrative Trustees so directs, by independent legal counsel in a written opinion, or (3) by the Common Security Holder of the Trust.

                  (iv) Expenses (including attorneys' fees) incurred by a Company Indemnified Person in defending a civil, criminal, administrative or investigative action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 10.4(a) shall be paid by the Sponsor in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Company Indemnified Person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Sponsor as authorized in this Section 10.4(a). Notwithstanding the foregoing, no advance shall be made by the Sponsor if a determination is reasonably and promptly made (i) by the Administrative Trustees by a majority vote of a quorum of disinterested Administrative Trustees,
         (ii) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Administrative Trustees so directs, by independent legal counsel in a written opinion or (iii) the Common Security Holder of the Trust, that, based upon the facts known to the Administrative Trustees, counsel or the Common Security Holder at the time such determination is made, such Company Indemnified Person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Trust, or, with respect to any criminal proceeding, that such Company Indemnified Person believed or had reasonable cause to believe his conduct was unlawful. In no event shall any advance be made in instances where the Administrative Trustees, independent legal counsel or Common Security Holder reasonably determine that such person deliberately breached his duty to the Trust or its Common or Preferred Security Holders.

                  (v) The indemnification and advancement of expenses provided by, or granted pursuant to, the other paragraphs of this Section 10.4(a) shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors of the Sponsor or Preferred Security Holders of the Trust or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. All rights to indemnification under this Section 10.4(a) shall be deemed to be provided by a contract between the Sponsor and each Company Indemnified Person who serves in such capacity at any time while this Section 10.4(a) is in effect. Any repeal or modification of this Section 10.4(a) shall not affect any rights or obligations then existing.

                  (vi) The Sponsor or the Trust may purchase and maintain insurance on behalf of any person who is or was a Company Indemnified Person against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Sponsor would have the power to indemnify him against such liability under the provisions of this Section 10.4(a).

                  (vii) For purposes of this Section 10.4(a), references to "the Trust" shall include, in addition to the resulting or surviving entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger, so that any person who is or was a director, trustee, officer or employee of such constituent entity, or is or was serving at the request of such constituent entity as a director, trustee, officer, employee or agent of another entity, shall stand in the same position under the provisions of this Section 10.4(a) with respect to the resulting or surviving entity as he would have with respect to such constituent entity if its separate existence had continued.

                  (viii) The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 10.4(a) shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a Company Indemnified Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

            (b) The Sponsor agrees to indemnify (i) the Property Trustee, (ii) the Delaware Trustee, (iii) any Affiliate of the Property Trustee and the Delaware Trustee, and (iv) any officers, directors, shareholders, members, partners, employees, representatives, custodians, nominees or agents of the Property Trustee and the Delaware Trustee (each of the Persons in (i) through (iv) being referred to as a "Fiduciary Indemnified Person") for, and to hold each Fiduciary Indemnified Person harmless against, any loss, liability or expense incurred without gross negligence (or, in the case of the Property Trustee, pursuant to Section 3.9, negligence) or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The obligation to indemnify as set forth in this Section 10.4(b) shall survive the resignation or removal of the Property Trustee or the Delaware Trustee and the satisfaction and discharge of this Agreement.

            (c) The Sponsor agrees to pay the Property Trustee and the Delaware Trustee, from time to time, such compensation for all services rendered by the Property Trustee and the Delaware Trustee hereunder including reasonable compensation expenses and disbursements of its agents and counsel as may be mutually agreed upon in writing by the Sponsor and the Property Trustee or the Delaware Trustee, as the case may be, and, except as otherwise expressly provided herein, to reimburse the Property Trustee and the Delaware Trustee upon its or their request for all reasonable expenses, disbursements and advances incurred or made by the Property Trustee or the Delaware Trustee, as the case may be, in accordance with the provisions of this Agreement, except any such expense, disbursement or advance as may be attributable to its or their negligence or bad faith.

      SECTION 10.5. Outside Businesses. Any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Securities shall have no rights by virtue of this

Agreement in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. No Covered Persons, the Sponsor, the Delaware Trustee, or the Property Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Property Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.

                                   ARTICLE XI
                                   ACCOUNTING

      SECTION 11.1. Fiscal Year. The fiscal year ("Fiscal Year") of the Trust shall be the calendar year, or such other year as is required by the Code.

      SECTION 11.2. Certain Accounting Matters.

            (a) At all times during the existence of the Trust, the Administrative Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail, each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The Trust shall use the accrual method of accounting for United States federal income tax purposes. The books of account and the records of the Trust shall be examined by and reported upon as of the end of each Fiscal Year of the Trust by a firm of independent certified public accountants selected by the Administrative Trustees.

            (b) The Administrative Trustees shall cause to be duly prepared and delivered to each of the Holders of Securities, any annual United States federal income tax information statement, required by the Code, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations. The Administrative Trustees shall endeavor to deliver all such statements within 30 days after the end of each Fiscal Year of the Trust.

            (c) The Administrative Trustees shall cause to be duly prepared and filed with the appropriate taxing authority, an annual United States federal income tax return, on a Form 1041 or such other form required by United States federal income tax law, and any other annual income tax returns required to be filed by the Administrative Trustees on behalf of the Trust with any state or local taxing authority.

      SECTION 11.3. Banking. The Trust shall maintain one or more bank accounts in the name and for the sole benefit of the Trust; provided, however, that all payments of funds in respect of the Debentures held by the Property Trustee shall be made directly to the Property

Trustee Account and no other funds of the Trust shall be deposited in the Property Trustee Account. The sole signatories for such accounts shall be designated by the Administrative Trustees; provided, however, that the Property Trustee shall designate the signatories for the Property Trustee Account.

      SECTION 11.4. Withholding. The Trust and the Administrative Trustees shall comply with all withholding requirements under United States federal, state and local law. The Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder or beneficial owner, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Administrative Trustees shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder or beneficial owner, shall remit amounts withheld with respect to the Holder or beneficial owner to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to Distributions or allocations to any Holder or beneficial owner, the amount withheld shall be deemed to be a Distribution in the amount of the withholding to the Holder or beneficial owner. In the event of any claimed over withholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Trust may reduce subsequent Distributions by the amount of such withholding.

                                  ARTICLE XII
                             AMENDMENTS AND MEETINGS

      SECTION 12.1. Amendments.

            (a) Except as otherwise provided in this Agreement or by any applicable terms of the Securities, this Agreement may only be amended by a written instrument approved and executed by:

                  (i) the Sponsor and the Administrative Trustees (or, if there are more than two Administrative Trustees, a majority of the Administrative Trustees);

                  (ii) if the amendment affects the rights, powers, duties, obligations or immunities of the Property Trustee, the Property Trustee; and

                  (iii) if the amendment affects the rights, powers, duties, obligations or immunities of the Delaware Trustee, the Delaware Trustee.

            (b) No amendment shall be made, and any such purported amendment shall be void and ineffective:

                  (i) unless, in the case of any proposed amendment, the Property Trustee shall have first received an Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Agreement (including the terms of the Securities);

                  (ii) unless, in the case of any proposed amendment which affects the rights, powers, duties, obligations or immunities of the Property Trustee and/or the Delaware Trustee, as applicable, the Property Trustee and/or the Delaware Trustee, as applicable shall have also first received an opinion of counsel (who may be counsel to the Sponsor or the Trust) that such amendment is permitted by, and conforms to, the terms of this Agreement (including the terms of the Securities); and

                  (iii) to the extent the result of such amendment would be to:

            (A) cause the trust to fail to continue to be classified for purposes of United States federal income taxation as a grantor trust;

            (B) reduce or otherwise adversely affect the powers of the Property Trustee in contravention of the Trust Indenture Act;

            (C) cause the Trust to be deemed to be an Investment Company required to be registered under the Investment Company Act; or

            (D) change the amount or timing of any distribution on the Trust Securities or otherwise adversely affect the amount of any distribution required to be made in respect of the Trust Securities as of a specified date, or restrict the right of a holder of Trust Securities to institute suit for the enforcement of any such payment on or after such date without the consent of each holder of Trust Securities.

            (c) At such time after the Trust has issued any Securities that remain outstanding, any amendment that would adversely affect the rights, privileges or preferences of any Holder of Securities may be effected only with such additional requirements as may be set forth in the terms of such Securities.

            (d) Section 9.1(c), Section 10.1(c) and this Section 12.1 shall not be amended without the consent of all of the Holders of the Securities.

            (e) Article IV shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities.

            (f)   The rights of the holders of the Common Securities under
      Article V to increase or decrease the number of, and appoint and remove, Trustees shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities.

            (g) notwithstanding Section 12.1(c), this Agreement may be amended without the consent of the Holders of the Securities to:

                  (i)   cure any ambiguity;

                  (ii) correct or supplement any provision in this Agreement that may be defective or inconsistent with any other provision of this Agreement;

                  (iii) add to the covenants, restrictions or obligations of the Sponsor;

                  (iv) conform to any change in Rule 3a-5 or written change in interpretation or application of Rule 3a-5 by any legislative body, court, government agency or regulatory authority, which change does not have a material adverse effect on the right, preferences or privileges of the Holders; and

                  (v) modify, eliminate and add to any provision of this Agreement to such extent as may be necessary, provided such modification, elimination or addition would not adversely affect the rights, privileges or preference of any Holder of the Securities.

      SECTION 12.2. Meetings of the Holders of Securities; Action by Written Consent.

            (a) Meetings of the Holders of any class of Securities may be called at any time by the Administrative Trustees (or as provided in the terms of the Securities) to consider and act on any matter on which Holders of such class of Securities are entitled to act under the terms of this Agreement, the terms of the Securities or the rules of any stock exchange on which the Preferred Securities are listed or admitted for trading. The Administrative Trustees shall call a meeting of the Holders of such class if directed to do so by the Holders of at least 10% in liquidation amount of such class of Securities. Such direction shall be given by delivering to the Administrative Trustees one or more calls in a writing stating that the signing Holders of Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders of Securities calling a meeting shall specify in writing the Security Certificates held by the Holders of Securities exercising the right to call a meeting and only those Securities evidenced by Securities Certificates so specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

            (b) Except to the extent otherwise provided in the terms of the Securities, the following provisions shall apply to meetings of Holders of
      Securities:

                  (i) notice of any such meeting shall be given to all the Holders of Securities having a right to vote thereat at least 7 days and not more than 60 days before the date of such meeting. Whenever a vote, consent or approval of the Holders of Securities is permitted or required under this Agreement or the rules of any stock exchange on which the Preferred Securities are listed or admitted for trading, such vote, consent or approval may be given at a meeting of the Holders of Securities. Any action that may be taken at a meeting of the Holders of Securities may be taken without a meeting if a consent in writing setting forth the action so taken is signed by the Holders of Securities owning not less than the minimum amount of Securities in liquidation amount that would be necessary to authorize or take such action at a meeting at which all Holders of Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of Securities entitled to vote who have not consented in writing. The Administrative Trustees may specify that any written ballot submitted to the Security

         Holder for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Administrative Trustees;

                  (ii) each Holder of a Security may authorize any Person to act for it by proxy on all matters in which a Holder of Securities is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of Securities executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders of the Securities were stockholders of a Delaware corporation;

                  (iii) each meeting of the Holders of the Securities shall be conducted by the Administrative Trustees or by such other Person that the Administrative Trustees may designate; and

                  (iv) unless the Statutory Trust Act, this Agreement, the terms of the Securities, the Trust Indenture Act or the listing rules of any stock exchange on which the Preferred Securities are then listed or trading, otherwise provides, the Administrative Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders of Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.

                                  ARTICLE XIII
                       REPRESENTATIONS OF PROPERTY TRUSTEE
                              AND DELAWARE TRUSTEE

      SECTION 13.1. Representations and Warranties of Property Trustee. The Trustee that acts as initial Property Trustee represents and warrants to the Trust and to the Sponsor at the date of this Agreement, and each Successor Property Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Property Trustee's acceptance of its appointment as Property Trustee that:

            (a) (i) in the case of the initial Property Trustee, it is a New York banking corporation with trust powers, duly organized, validly existing and in good standing under the laws of the State of New York, with corporate power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Agreement and (ii) in the case of any Successor Property Trustee, it satisfies the requirements of Section 5.3(a) herein;

            (b) the execution, delivery and performance by the Property Trustee of the Agreement has been duly authorized by all necessary corporate action on the part of the

      Property Trustee. The Agreement has been duly executed and delivered by the Property Trustee, and it constitutes a legal, valid and binding obligation of the Property Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

            (c) the execution, delivery and performance of the Agreement by the Property Trustee does not conflict with or constitute a breach of the Articles of Organization or By-laws of the Property Trustee; and

            (d) no consent, approval or authorization of, or registration with or notice to, any State or Federal banking authority is required for the execution, delivery or performance by the Property Trustee, of the Agreement.

      SECTION 13.2. Representations and Warranties of Delaware Trustee. The Trustee that acts as initial Delaware Trustee represents and warrants to the Trust and to the Sponsor at the date of this Agreement, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee that:

            (a) (i) in the case of the initial Delaware Trustee, it is a Delaware banking corporation with trust powers, duly organized, validly existing and in good standing under the laws of the State of Delaware, with corporate power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Agreement and (ii) in the case of any Successor Delaware Trustee, it satisfies the requirements of Section 5.2 herein;

            (b) the Delaware Trustee has been authorized to perform its obligations under the Certificate of Trust and the Agreement. The Agreement under Delaware law constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

            (c) no consent, approval or authorization of, or registration with or notice to, any State or Federal banking authority governing the banking or trust powers of the Delaware Trustee is required for the execution, delivery or performance by the Delaware Trustee, of the Agreement; and

            (d) the Delaware Trustee is a natural person who is a resident of the State of Delaware or, if not a natural person, an entity which has its principal place of business in the State of Delaware.

                                   ARTICLE XIV
                                  MISCELLANEOUS

      SECTION 14.1. Notices. All notices provided for in this Agreement shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by registered or certified mail, as follows:

            (a) if given to the Trust, in care of the Administrative Trustees at the Trust's mailing address set forth below (or such other address as the Trust may give notice of to the Holders of the Securities):

                W. R. Berkley Capital Trust II
                c/o W. R. Berkley Corporation
                475 Steamboat Road
                Greenwich, Connecticut 06830

            (b) if given to the Delaware Trustee, at the mailing address set forth below (or such other address as Delaware Trustee may give notice of to the Holders of the Securities):

                The Bank of New York (Delaware)
                502 White Clay Center
                Route 273
                PO Box 6973
                Newark, Delaware 19711
                Attention: Corporate Trust Administration

            (c) if given to the Property Trustee, at its Corporate Trust Office to the attention of Corporate Trust Administration (or such other address as the Property Trustee may give notice of to the Holders of the Securities):

            (d) if given to the Holder of the Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice to the Trust):

                W. R. Berkley Corporation
                475 Steamboat Road
                Greenwich, Connecticut 06830

            (e) if given to any other Holder, at the address set forth on the books and records of the Trust.

      All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

      SECTION 14.2. Governing Law. This Agreement and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws, PROVIDED, HOWEVER, THAT THERE SHALL NOT BE APPLICABLE TO THE PARTIES HEREUNDER OR THIS TRUST AGREEMENT ANY PROVISION OF THE LAWS (COMMON OR STATUTORY) OF THE STATE OF DELAWARE PERTAINING TO TRUSTS THAT RELATE TO OR REGULATE, IN A MANNER INCONSISTENT WITH THE TERMS HEREOF, (A) THE FILING WITH ANY COURT OR GOVERNMENTAL BODY OR AGENCY OF TRUSTEE ACCOUNTS OR SCHEDULES OF TRUSTEE FEES AND CHARGES, (B) AFFIRMATIVE REQUIREMENTS TO POST BONDS FOR TRUSTEES, OFFICERS, AGENTS OR EMPLOYEES OF A TRUST, (C) THE NECESSITY FOR OBTAINING COURT OR OTHER GOVERNMENTAL APPROVAL CONCERNING THE ACQUISITION, HOLDING OR DISPOSITION OF REAL OR PERSONAL PROPERTY, (D) FEES OR OTHER SUMS PAYABLE TO TRUSTEES, OFFICERS, AGENTS OR EMPLOYEES OF A TRUST, (E) THE ALLOCATION OF RECEIPTS AND EXPENDITURES TO INCOME OR PRINCIPAL, (F) RESTRICTIONS OR LIMITATIONS ON THE PERMISSIBLE NATURE, AMOUNT OR CONCENTRATION OF TRUST INVESTMENTS OR REQUIREMENTS RELATING TO THE TITLING, STORAGE OR OTHER MANNER OF HOLDING OR INVESTING TRUST ASSETS OR (G) THE ESTABLISHMENT OF FIDUCIARY OR OTHER STANDARDS OF RESPONSIBILITY OR LIMITATIONS ON THE ACTS OR POWERS OF TRUSTEES THAT ARE INCONSISTENT WITH THE LIMITATIONS OR AUTHORITIES AND POWERS OF THE TRUSTEES HEREUNDER AS SET FORTH OR REFERENCED IN THIS AGREEMENT.
SECTION 3540 OF TITLE 12 OF THE DELAWARE CODE SHALL NOT APPLY TO THE TRUST.

      SECTION 14.3. Intention of the Parties. It is the intention of the parties hereto that the Trust be classified for United States federal income tax purposes as a grantor trust. The provisions of this Agreement shall be interpreted to further this intention of the parties.

      SECTION 14.4. Headings. Headings contained in this Agreement are inserted for convenience of reference only and do not affect the interpretation of this Agreement or any provision hereof.

      SECTION 14.5. Successors and Assigns. Whenever in this Agreement any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Agreement by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether or not so expressed.

      SECTION 14.6. Partial Enforceability. If any provision of this Agreement, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

      SECTION 14.7. Counterparts. This Agreement may contain more than one counterpart of the signature page and this Agreement may be executed by the affixing of the signature of each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

      IN WITNESS WHEREOF, the undersigned has caused these presents to be executed as of the day and year first above written.

                              __________________________________________________
                              IRA S. LEDERMAN
                              Solely in his capacity as Administrative Trustee

                              __________________________________________________
                              EUGENE G. BALLARD
                              Solely in his capacity as Administrative Trustee

                              THE BANK OF NEW YORK
                              as Property Trustee

                              By:_______________________________________________
                              Name:
                              Title:

                              THE BANK OF NEW YORK (DELAWARE)
                              as Delaware Trustee

                              By:_______________________________________________
                              Name:
                              Title:

                              W. R. BERKLEY CORPORATION
                              as Sponsor

                              By:_______________________________________________
                              Name:
                              Title:

                                                                         ANNEX I

                                    TERMS OF

                  6.750% TRUST ORIGINATED PREFERRED SECURITIES

                    6.750% TRUST ORIGINATED COMMON SECURITIES

      Pursuant to Section 7.1 of the Amended and Restated Trust Agreement, dated as of July 26, 2005 (as amended from time to time, the "Agreement"), the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities and the Common Securities are set out below (each capitalized term used but not defined herein has the meaning set forth in the Agreement or, if not defined in such Agreement, as defined in the Prospectus Supplement referred to below or the Prospectus, dated December 23, 2003, which it supplements):

      1. Designation and Number. (a) Preferred Securities. 10,000,000 Preferred Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of two hundred fifty million dollars ($250,000,000) and a liquidation amount with respect to the assets of the Trust of $25 per preferred security, are hereby designated for the purposes of identification only as 6.750% Trust Originated Preferred Securities((SM)) (`TOPrS((SM))')" (the "Preferred Securities"). The Preferred Security Certificates evidencing the Preferred Securities shall be substantially in the form of Exhibit A-1 to the Agreement, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any stock exchange on which the Preferred Securities are listed.

      (b) Common Securities. Four Common Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of one hundred dollars ($100) and a liquidation amount with respect to the assets of the Trust of $25 per common security, are hereby designated for the purposes of identification only as 6.750% Trust Originated Common Securities" (the "Common Securities"). The Common Security Certificates evidencing the Common Securities shall be substantially in the form of Exhibit A-2 to the Agreement, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

      2. Distributions. (a) Distributions payable on each Security will be fixed at a rate per annum of 6.750% (the "Coupon Rate") of the stated liquidation amount of $25 per Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears for more than three consecutive months will bear interest thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes such cash distributions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds available therefor. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed per 90-day quarter.

      (b) Distributions on the Securities will be cumulative, will accrue from July 26, 2005, and will be payable quarterly in arrears, on January 30, April 30, July 30 and October 30 of each year, commencing on October 30, 2005, except as otherwise described below. The Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Debentures for a period not exceeding 20 consecutive quarters (each such period, an "Extension Period"), during which Extension Period no interest shall be due and payable on the Debentures, provided that no Extension Period shall last beyond the date of maturity of the Debentures. As a consequence of any such deferral, Distributions will also be deferred. Despite any such deferral, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded quarterly during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further extend such Extension Period; provided that such Extension Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarters. Upon the termination of any Extension Period, payments of accrued Distributions will be payable to Holders as they appeared on the books and records of the Trust on the record date immediately preceding the end of the applicable Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Sponsor may commence a new Extension Period, subject to the above requirements.

      (c) Distributions on the Securities will be payable to the Holders thereof as they appear on the books and records of the Trust on the relevant record dates. While the Preferred Securities remain in book-entry only form, the relevant record dates shall be one Business Day prior to the relevant payment dates, which payment dates shall correspond to the interest payment dates on the Debentures. Subject to any applicable laws and regulations and the provisions of the Agreement, each such payment in respect of the Preferred Securities will be made as described under the heading "Description of the Securities -- Certain terms of the trust preferred securities -- Book-entry-only issuance -- DTC" in the Prospectus Supplement dated July 26, 2005, of the Trust included in the Registration Statement on Form S-3 of the Sponsor and the Trust. The relevant record dates for the Common Securities shall be the same record dates as for the Preferred Securities. If the Preferred Securities shall cease to be in book-entry only form, the relevant record dates for the Preferred Securities shall conform to the rules of any securities exchange on which the securities are listed and, if none, shall be the January 15, April 15, July 15 and October 15, as the case may be, before the relevant payment dates, which payment dates correspond to the interest payment dates on the Debentures. Distributions payable on any Securities that are not punctually paid on any Distribution payment date, as a result of the Debenture Issuer having failed to make a payment under the Debentures, will cease to be payable to the Person in whose name such Securities are registered on the relevant record date, and such defaulted Distribution will instead be payable to the Person in whose name such Securities are registered on the special record date or other specified date determined in accordance with the Indenture. If any date on which Distributions are payable on the Securities is not a Business Day, then payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

      (d) In the event that there is any money or other property held by or for the Trust that is not accounted for hereunder, such property shall be distributed Pro Rata (as defined herein) among the Holders of the Securities.

      3. Liquidation Distribution upon Dissolution. In the event of any voluntary or involuntary dissolution, winding-up or termination of the Trust, the Holders of the Securities on the date of such dissolution, winding-up or termination, as the case may be, will be entitled to receive out of the assets of the Trust available for distribution to Holders of Securities after satisfaction of liabilities of creditors of the Trust an amount equal to the aggregate of the stated liquidation amount of $25 per Security plus accrued and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"), unless, in connection with such dissolution, winding-up or termination, Debentures in an aggregate principal amount equal to the aggregate stated liquidation amount of such Securities, with an interest rate equal to the Coupon Rate of, and bearing accrued and unpaid interest in an amount equal to the accrued and unpaid Distributions on, such Securities, shall be distributed on a Pro Rata basis to the Holders of the Securities in exchange for such Securities.

      If, upon any such dissolution, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Securities shall be paid on a Pro Rata basis.

      4. Redemption and Distribution. (a) The Securities are subject to redemption in accordance herewith at any time after July 26, 2010 and, in certain circumstances, following the occurrence of a Special Event (as defined below).

      (b) Upon the repayment of the Debentures in whole or in part, whether at maturity or upon redemption (either at the option of the Debenture Issuer or pursuant to a Special Event in each case as described below), the proceeds from such repayment or payment shall be simultaneously applied to redeem Securities having an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so repaid or redeemed at a redemption price of $25 per Security plus an amount equal to accrued and unpaid Distributions thereon at the date of the redemption, payable in cash (the "Redemption Price"). Holders will be given not less than 30 nor more than 60 days' notice of any such redemption.

      (c) If fewer than all the outstanding Securities are to be so redeemed, the Common Securities and the Preferred Securities will be redeemed Pro Rata and the Preferred Securities to be redeemed will be redeemed as described in Section 4(h)(ii) below.

      (d) The Sponsor shall have the right at any time, upon notice to the Administrative Trustees, to elect to terminate the Trust, and upon receipt of such notice, the Administrative Trustees shall dissolve the Trust and, after satisfaction of creditors of the Trust, cause Debentures held by the Property Trustee, having an aggregate principal amount equal to the aggregate stated liquidation amount of, with an interest rate identical to the Coupon Rate of, and accrued and unpaid interest equal to accrued and unpaid Distributions on, and having the same record date for payment as, the Securities, to be distributed to the Holders of the Securities in liquidation of such

Holders' interests in the Securities within 90 days following receipt of the Sponsor's notice of election.

      (e) If, at any time, a Tax Event or an Investment Company Event (each as defined below, and each a "Special Event") has occurred and is continuing, the Company shall have the right, upon not less than 30 nor more than 60 days notice, to redeem the Securities in whole but not in part, for cash in the amount of the Redemption Price, within 90 days following the occurrence of such Special Event, and, following such redemption, Securities with an aggregate liquidation amount equal to the aggregate principal amount of the Securities so redeemed shall be redeemed by the Trust at the Redemption Price; provided, however, that in the case of a Tax Event if at the time there is available to the Sponsor or the Trust the opportunity to eliminate, within such 90 day period, such Tax Event by taking some Ministerial Action, the Sponsor or the Trust will pursue such measure in lieu of a redemption. If the Sponsor does not elect either (i) to terminate the Trust and cause the Debentures to be distributed to the Holders of the Preferred Securities in liquidation of such Holders' interests in the Securities in accordance with Section 4(d) or (ii) to redeem the Securities, the Securities shall remain outstanding and, in the event a Special Event is continuing, Additional Sums (as defined in Section 10.9 of the Indenture) will be payable on the Securities.

      "Tax Event" means, in respect of a Trust, the receipt by such Trust of an Opinion of Counsel, rendered by an independent law firm experienced in such matters, to the effect that, as a result of any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, or as a result of any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or which pronouncement or decision is announced on or after July 19, 2005, there is more than an insubstantial risk that (i) such Trust is, or will be within 90 days of the date of such Opinion of Counsel, subject to United States Federal income tax with respect to interest received or accrued on the corresponding series of Securities, (ii) interest payable by the Company on the corresponding series of Securities is not, or within 90 days of the date of such Opinion of Counsel will not be, deductible by the Company, in whole or in part, for United States Federal income tax purposes or (iii) such Trust is, or will be within 90 days of the date of such Opinion of Counsel, subject to more than a de minimis amount of other taxes, duties, assessments or other governmental charges.

      "Investment Company Event" means, in respect of a Trust, the receipt by such Trust of an Opinion of Counsel, rendered by an independent law firm experienced in such matters, to the effect that, as a result of the occurrence of a change in law or regulation or a change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority there is more than an insubstantial risk that the Trust is or will be considered an "investment company" under the Investment Company Act of 1940, as amended, that is required to be registered under this law, which change becomes effective after July 19, 2005.

      "Ministerial Action" means the filing of a form, the making of an election, or the pursuit of some other similar reasonable measure that has no adverse effect on the Trust, the Sponsor, the Sponsor or the Holders.

      After the date for any distribution of Debentures upon dissolution of the
Trust: (i) the Securities will no longer be deemed to be outstanding, (ii) the Depositary or its nominee (or any successor Clearing Agency or its nominee), as the record Holder of the Preferred Securities, will receive a registered global certificate or certificates representing the Debentures to be delivered upon such distribution and (iii) any certificates representing Securities, except for certificates representing Preferred Securities held by the Depositary or its nominee (or any successor Clearing Agency or its nominee), will be deemed to represent beneficial interests in the Debentures having an aggregate principal amount equal to the aggregate stated liquidation amount of, with an interest rate identical to the distribution rate of, and accrued and unpaid interest equal to accrued and unpaid Distributions on such Securities until such certificates are presented to the Debenture Issuer or its agent for transfer or reissue.

      (f) The Trust may not redeem fewer than all the outstanding Securities unless all accrued and unpaid Distributions have been paid on all Securities for all quarterly Distribution periods terminating on or before the date of redemption.

      (g) If the Debentures are distributed to holders of the Securities, pursuant to the terms of the Indenture, the Debenture Issuer will use its best efforts to have the Debentures listed on the New York Stock Exchange or on such other exchange as the Preferred Securities were listed immediately prior to the distribution of the Debentures.

      (h) Redemption or Distribution Procedures.

            (i) Notice of any redemption of, or notice of distribution of Debentures in exchange for, the Securities (a "Redemption/Distribution Notice") will be given by the Trust by mail to each Holder of Securities to be redeemed or exchanged not fewer than 30 nor more than 60 days before the date fixed for redemption or exchange thereof which, in the case of a redemption, will be the date fixed for redemption of the Debentures. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this Section 4(f)(i), a Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders of Securities. Each Redemption/Distribution Notice shall be addressed to the Holders of Securities at the address of each such Holder appearing in the books and records of the Trust. No defect in the Redemption/Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

            (ii) In the event that fewer than all the outstanding Securities are to be redeemed, the Securities to be redeemed shall be redeemed Pro Rata from each Holder of Securities, it being understood that, in respect of Preferred Securities registered in the name of and held of record by the Depositary or its nominee (or any successor Clearing Agency or its nominee), the distribution of the proceeds of such redemption will be made to each Clearing Agency Participant (or Person on whose behalf such nominee holds such securities) in accordance with the procedures applied by such agency or nominee.

            (iii) If Securities are to be redeemed and the Trust gives a Redemption/Distribution Notice, which notice may only be issued if the Debentures are redeemed as set out in this Section 4 (which notice will be irrevocable), then (A) while the Preferred Securities are in book-entry only form, with respect to the Preferred Securities, by 12:00 noon, New York City time, on the redemption date, provided that the Debenture Issuer has paid the Property Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, the Property Trustee will deposit irrevocably with the Depositary or its nominee (or successor Clearing Agency or its nominee) funds sufficient to pay the applicable Redemption Price with respect to the Preferred Securities and will give the Depositary irrevocable instructions and authority to pay the Redemption Price to the Holders of the Preferred Securities, and (B) with respect to Preferred Securities issued in definitive form and Common Securities, provided that the Debenture Issuer has paid the Property Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, the Property Trustee will pay the relevant Redemption Price to the Holders of such Securities by check mailed to the address of the relevant Holder appearing on the books and records of the Trust on the redemption date. If a Redemption/Distribution Notice shall have been given and funds deposited as required, if applicable, then immediately prior to the close of business on the date of such deposit, or on the redemption date, as applicable, distributions will cease to accrue and all rights of Holders of such Securities so called for redemption will cease, except the right of the Holders of such Securities to receive the Redemption Price, but without interest on such Redemption Price. Neither the Administrative Trustees nor the Trust shall be required to register or cause to be registered the transfer of any Securities that have been so called for redemption. If any date fixed for redemption of Securities is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Redemption Price in respect of any Securities is improperly withheld or refused and not paid either by the Property Trustee or by the Sponsor as guarantor pursuant to the relevant Securities Guarantee, Distributions on such Securities will continue to accrue from the original redemption date to the actual date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the Redemption Price.

            (iv) Redemption/Distribution Notices shall be sent by the Administrative Trustees on behalf of the Trust to (A) in respect of the Preferred Securities, the Depositary or its nominee (or any successor Clearing Agency or its nominee) if Global Certificates have been issued or, if Definitive Preferred Security Certificates have been issued, to the Holder thereof, and (B) in respect of the Common Securities to the Holder thereof.

            (v) Subject to the foregoing and applicable law (including, without limitation, United States federal securities laws), provided the acquirer is not the Holder of the Common Securities or the obligor under the Indenture, the Sponsor or any of its subsidiaries may at any time and from time to time purchase outstanding Preferred Securities by tender, in the open market or by private agreement.

      5. Voting Rights - Preferred Securities. (a) Except as provided under Sections 5(b) and 7 of this Annex I and as otherwise required by law and the Agreement, the Holders of the Preferred Securities will have no voting rights.

      (b) Subject to the requirements set forth in this paragraph, the Holders of a Majority in liquidation amount of the Preferred Securities, voting separately as a class may direct the time, method, and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under the Agreement, including (i) directing the time, method, place of conducting any proceeding for any remedy available to the Debenture Trustee, or exercising any trust or power conferred on the Debenture Trustee with respect to the Debentures, (ii) waive any past default and its consequences that is waivable under Section 5.7 of the Indenture, or (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable, provided, however, that, where a consent or action under the Indenture would require the consent or act of the Holders of a Super Majority of the Holders in principal amount of Debentures affected thereby, the Property Trustee may only give such consent or take such action at the written direction of the Holders of at least the proportion in liquidation amount of the Preferred Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding. The Property Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Preferred Securities. Other than with respect to directing the time, method and place of conducting any remedy available to the Property Trustee or the Debenture Trustee as set forth above, the Property Trustee shall not take any action in accordance with the directions of the Holders of the Preferred Securities under this paragraph unless the Property Trustee has obtained an opinion of tax counsel to the effect that for the purposes of United States federal income tax the Trust will not be classified as other than a grantor trust on account of such action. If an Event of Default has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay interest or principal on the Debentures on the date such interest or principal is otherwise payable (or in the case of redemption, on the redemption date), then a Holder of Preferred Securities may directly institute a proceeding for enforcement of payment to such Holder of the principal of or interest on the Debentures having a principal amount equal to the aggregate liquidation amount of the Preferred Securities of such Holder on or after the respective due date specified in the Debentures. Notwithstanding any payments made to such Holder by the Debenture Issuer in connection with such proceeding, the Debenture Issuer shall remain obligated to pay the principal of or interest on the Debentures held by the Trust or the Property Trustee, and the Sponsor shall be subrogated to the rights of the Holders of Preferred Securities with respect to payments on the Preferred Securities to the extent of any payments made by the Debenture Issuer to such Holder in any such proceeding. Except as provided in the second preceding sentence, the Holders of Preferred Securities will not be able to exercise directly any other remedy available to the holders of the Debentures.

      Any approval or direction of Holders of Preferred Securities may be given at a separate meeting of Holders of Preferred Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Administrative Trustees will cause a notice of any meeting at which Holders of Preferred Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Preferred Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

      No vote or consent of the Holders of the Preferred Securities will be required for the Trust to redeem and cancel Preferred Securities or to distribute the Debentures in accordance with the Agreement and the terms of the Securities.

      Notwithstanding that Holders of Preferred Securities are entitled to vote or consent under any of the circumstances described above, any of the Preferred Securities that are owned by the Sponsor or any Affiliate of the Sponsor shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if they were not outstanding.

6. Voting Rights - Common Securities. (a) Except as provided under Sections 6(b) and (c) of this Annex I and as otherwise required by law and the Agreement, the Holders of the Common Securities will have no voting rights.

      (b) The Holders of the Common Securities are entitled, in accordance with
Article V of the Agreement, to vote to appoint, remove or replace any Trustee or to increase or decrease the number of Trustees.

      (c) Subject to Section 2.6 of the Agreement and only after the Event of Default with respect to the Preferred Securities has been cured, waived, or otherwise eliminated and subject to the requirements of the second to last sentence of this paragraph, the Holders of a Majority in liquidation amount of the Common Securities, voting separately as a class, may direct the time, method, and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under the Agreement, including (i) directing the time, method, place of conducting any proceeding for any remedy available to the Debenture Trustee, or exercising any trust or power conferred on the Debenture Trustee with respect to the Debentures, (ii) waive any past default and its consequences that is waivable under Section 5.7 of the Indenture, or (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable, provided that, where a consent or action under the Indenture would require the consent or act of the Holders of a Super Majority in principal amount of Debentures affected thereby, the Property Trustee may only give such consent or take such action at the written direction of the Holders of at least the proportion in liquidation amount of the Common Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding. Pursuant to this Section 6(c), the Property Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Preferred Securities. Other than with respect to directing the time, method and place of conducting any remedy available to the Property Trustee or the Debenture Trustee as set forth above, the Property Trustee shall not take any action in accordance with the directions of the Holders of the Common Securities under this paragraph unless the Property Trustee has obtained an opinion of tax counsel to the effect that for the purposes of United States federal income tax the Trust will not be classified as other than a grantor trust on account of such action.

      Any approval or direction of Holders of Common Securities may be given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Administrative Trustees will cause a notice of any meeting at which Holders of Common Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Common Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

      No vote or consent of the Holders of the Common Securities will be required for the Trust to redeem and cancel Common Securities or to distribute the Debentures in accordance with the Agreement and the terms of the Securities.

      7. Amendments to Agreement and Indenture. (a) In addition to any requirements under Section 12.1 of the Agreement, if any proposed amendment to the Agreement provides for, or the Administrative Trustees otherwise propose to effect, (i) any action that would adversely affect the powers, preferences or special rights of the Securities, whether by way of amendment to the Agreement or otherwise, or (ii) the dissolution, winding-up or termination of the Trust, other than as described in Section 8.1 of the Agreement, then the Holders of outstanding Securities as a class, will be entitled to vote on such amendment or proposal (but not on any other amendment or proposal) and such amendment or proposal shall not be effective except with the approval of the Holders of at least a Majority in liquidation amount of the Securities, voting together as a single class; provided, however, if any amendment or proposal referred to in clause (i) above would adversely affect only the Preferred Securities or only the Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of a Majority in liquidation amount of such class of Securities.

      (b) In the event the consent of the Property Trustee as the holder of the Debentures is required under the Indenture with respect to any amendment, modification or termination of the Indenture or the Debentures, the Property Trustee shall request the written direction of the Holders of the Securities with respect to such amendment, modification or termination and shall vote with respect to such amendment, modification or termination as directed by a Majority in liquidation amount of the Securities voting together as a single class; provided, however, that where a consent under the Indenture would require the consent of the holders of a Super Majority of the Debentures, the Property Trustee may only give such consent at the direction of the Holders of at least the proportion in liquidation amount of the Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding; provided, further, that the Property Trustee shall not take any action in accordance with the directions of the Holders of the Securities under this Section 7(b) unless the Property Trustee has obtained an opinion of tax counsel to the effect that for the purposes of United States federal income tax the Trust will not be classified as other than a grantor trust on account of such action.

      8. Pro Rata. A reference in this Annex I to any payment, distribution or treatment as being "Pro Rata" shall mean pro rata to each Holder of Securities according to the aggregate liquidation amount of the Securities held by the relevant Holder in relation to the aggregate liquidation amount of all Securities outstanding unless, in relation to a payment, an Event of Default under the Agreement has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the Preferred Securities pro rata according to the aggregate liquidation amount of Preferred Securities held by the relevant Holder relative to the aggregate liquidation amount of all Preferred Securities outstanding, and only after satisfaction of all amounts owed to the Holders of the Preferred Securities, to each Holder of Common Securities pro rata according to the aggregate liquidation amount of Common Securities held by the relevant Holder relative to the aggregate liquidation amount of all Common Securities outstanding.

      9. Ranking. The Preferred Securities rank pari passu with, and payment thereon shall be made Pro Rata with, the Common Securities except that, where an Event of Default occurs and is continuing under the Indenture in respect of the Debentures held by the Property Trustee, the rights of Holders of the Common Securities to payment in respect of Distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights to payment of the Holders of the Preferred Securities.

      10. Listing. The Administrative Trustees shall use their best efforts to cause the Preferred Securities to be listed for quotation on the New York Stock Exchange, Inc.

      11. Acceptance of Securities Guarantee and Indenture. Each Holder of Preferred Securities and Common Securities, by the acceptance thereof, agrees to the provisions of the Preferred Securities Guarantee and the Common Securities Guarantee, respectively, including the subordination provisions therein, and to the provisions of the Indenture.

      12. No Preemptive Rights. The Holders of the Securities shall have no preemptive rights to subscribe for any additional securities.

      13. Miscellaneous. The foregoing terms set forth in this Annex I constitute a part of the Agreement.

      The Sponsor will provide a copy of the Agreement, the Preferred Securities Guarantee or the Common Securities Guarantee (as may be appropriate), and the Indenture to any Holder without charge on written request to the Sponsor at its principal place of business.

                                   EXHIBIT A-1

                     FORM OF PREFERRED SECURITY CERTIFICATE

      [IF THE PREFERRED SECURITY IS TO BE A GLOBAL CERTIFICATE INSERT - This Preferred Security is a Global Certificate within the meaning of the Agreement hereinafter referred to and is registered in the name of The Depository Trust Company, a New York corporation (the "Depositary"), or a nominee of the Depositary. This Preferred Security is exchangeable for Preferred Securities registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Agreement and no transfer of this Preferred Security (other than a transfer of this Preferred Security as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary) may be registered except in limited circumstances.

      Unless this Preferred Security is presented by an authorized representative of the Depositary to the Trust or its agent for registration of transfer, exchange or payment, and any Preferred Security issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of the Depositary (and any payment hereon is made to Cede & Co.), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL in as much as the registered owner hereof, Cede & Co., has an interest herein.]

Certificate Number:

Number of Preferred Securities:

                                                          CUSIP No.: 08449Q 20 3

                   Certificate Evidencing Preferred Securities
                                       of

                         W. R. BERKLEY CAPITAL TRUST II

         6.750% Trust Originated Preferred Securities(SM) ("TOPrS"(SM))
                 (liquidation amount $25 per Preferred Security)

      W. R. BERKLEY CAPITAL TRUST II, a statutory trust formed under the laws of
the State of Delaware (the "Trust"), hereby certifies that            (the
"Holder") is the registered owner of preferred securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the 6.750% Trust Originated Preferred Securities(SM) (liquidation amount $25 per Preferred Security) (the "Preferred Securities"). The Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Trust Agreement of the Trust dated as of July 26, 2005, as the same may be amended from time to time (the "Agreement"), including the

                                      A-1-1
designation of the terms of the Preferred Securities as set forth in Annex I to the Agreement. Capitalized terms used herein but not defined shall have the meaning given them in the Agreement. The Holder is entitled to the benefits of the Preferred Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Agreement, the Preferred Securities Guarantee and the Indenture to the Holder without charge upon written request to the Trust at its principal place of business.

      Upon receipt of this certificate, the Holder is bound by the Agreement and is entitled to the benefits thereunder.

      By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Preferred Securities as evidence of indirect beneficial ownership in the Debentures.

      Distributions payable on each Preferred Security will be fixed at a rate per annum of 6.750% (the "Coupon Rate") of the stated liquidation amount of $25 per Preferred Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears for more than one quarter will bear interest thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes such cash distributions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds available therefor. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed per 90-day quarter.

      Except as otherwise described below, Distributions on the Preferred Securities will be cumulative, will accrue from the date of original issuance and will be payable quarterly in arrears, on January 30, April 30, July 30 and October 30 of each year, commencing on October 30, 2005, to Holders of record one (1) Business Day prior to such payment dates, which payment dates shall correspond to the interest payment dates on the Debentures; provided however, that if the Preferred Securities are not then in book-entry only form, such Distributions shall be paid to the Holders of record on the January 15, April 15, July 15 and October 15, as the case may be, prior to such payment dates. The Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Debentures for a period not exceeding 20 consecutive quarters (each an "Extension Period") and, as a consequence of such deferral, Distributions will also be deferred. Despite such deferral, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded quarterly during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further extend such Extension Period; provided that such Extension Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarters. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the record date immediately preceding the end of the Extension Period. Upon the termination of

                                     A-1-2
any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

      The Preferred Securities shall be redeemable as provided in the Agreement.

                                     A-1-3

      IN WITNESS WHEREOF, the Trust has executed this certificate this ____ day of ___, ____.

W. R. BERKLEY CAPITAL TRUST II

_____________________________________
By:
Name:
Title: Administrative Trustee

                                     A-1-4

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security Certificate to:

        (Insert assignee's social security or tax identification number)
                   (Insert address and zip code of assignee)

and irrevocably appoints

                        agent to transfer this Preferred Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date:

Signature:

(Sign exactly as your name appears on the other side of this Preferred Security Certificate)

                                     A-1-5

                                   EXHIBIT A-2

                       FORM OF COMMON SECURITY CERTIFICATE

      The Common Securities may only be transferred by the Sponsor and any Related Party to the Sponsor or a Related Party of the Sponsor; provided that, any such transfer is subject to the condition precedent that the transferor obtain the written opinion of nationally recognized independent counsel experienced in such matters that such transfer would not cause more than an insubstantial risk that:

            (i) the Trust would not be classified for United States federal income tax purposes as a grantor Trust; and

            (ii) the Trust would be an Investment Company or the transferee would become an Investment Company.

Certificate Number:

Number of Common Securities:

                    Certificate Evidencing Common Securities

                         W. R. BERKLEY CAPITAL TRUST II

                    6.750% Trust Originated Common Securities
                  (liquidation amount $25 per Common Security)

      W. R. BERKLEY CAPITAL TRUST II, a statutory trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that (the "Holder") is the registered owner of common securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the 6.750% Trust Originated Common Securities (liquidation amount $25 per Common Security) (the "Common Securities"). The Common Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Trust Agreement of the Trust dated as of July 26, 2005, as the same may be amended from time to time (the "Agreement"), including the designation of the terms of the Common Securities as set forth in Annex I to the Agreement. Capitalized terms used herein but not defined shall have the meaning given them in the Agreement. The Holder is entitled to the benefits of the Common Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Agreement, the Common Securities Guarantee and the Indenture to a Holder without charge upon written request to the Sponsor at its principal place of business.

      Upon receipt of this certificate, the Sponsor is bound by the Agreement and is entitled to the benefits thereunder.

                                     A-2-1

      By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Common Securities as evidence of indirect beneficial ownership in the Debentures.

      Distributions payable on each Common Security will be fixed at a rate per annum of 6.750% (the "Coupon Rate") of the stated liquidation amount of $25 per Common Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears for more than one quarter will bear interest thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes such cash distributions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds available therefor. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed per 90-day quarter.

      Except as otherwise described below, Distributions on the Common Securities will be cumulative, will accrue from the date of original issuance and will be payable quarterly in arrears, on January 30, April 30, July 30 and October 30 of each year, commencing on October 30, 2005, to Holders of record one (1) Business Day prior to such payment dates, which payment dates shall correspond to the interest payment dates on the Debentures; provided, however, that if the Preferred Securities are not then in book-entry only form, such Distributions shall be paid to the Holders of record on the January 15, April 15, July 15 and October 15, as the case may be, prior to such payment dates. The Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Debentures for a period not exceeding 20 consecutive quarters (each an "Extension Period") and, as a consequence of such deferral, Distributions will also be deferred. Despite such deferral, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded quarterly during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further extend such Extension Period; provided that such Extension Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarters. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the record date immediately preceding the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

      The Common Securities shall be redeemable as provided in the Agreement.

                                     A-2-2

      IN WITNESS WHEREOF, the Trust has executed this certificate this ____ day of ____, ____.

W. R. BERKLEY CAPITAL TRUST II

By:__________________________________
Name:
Title: Administrative Trustee

                                     A-2-3

                                   ASSIGNMENT

      FOR VALUE RECEIVED, the undersigned assigns and transfers this Common Security Certificate to:

        (Insert assignee's social security or tax identification number)
                    (Insert address and zip code of assignee)

and irrevocably appoints

                                    agent to transfer this Common Security
Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date:

Signature:

(Sign exactly as your name appears on the other side of this Common Security Certificate)

                                     A-2-4

                                   EXHIBIT B

                             SPECIMEN OF DEBENTURE

                     FORM OF FACE OF SUBORDINATED DEBENTURE

      THIS SUBORDINATED DEBENTURE IS REGISTERED IN THE NAME OF THE BANK OF NEW YORK, AS PROPERTY TRUSTEE, AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF OTHER THAN AS PERMITTED IN THE SUPPLEMENTAL INDENTURE DATED AS OF July 26, 2005, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

      This Subordinated Debenture is Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of the Depositary or a nominee of the Depositary. This Subordinated Debenture is exchangeable for Subordinated Debentures registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Indenture, and no transfer of this Subordinated Debenture (other than a transfer of this Subordinated Debenture as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary) may be registered except in limited circumstances.

      Unless this Subordinated Debenture is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New
York) to the issuer or its agent for registration of transfer, exchange or payment, and any Subordinated Debenture issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

                            W. R. BERKLEY CORPORATION

CUSIP No.: 084423 AN 2

                6.750% Subordinated Debentures Due July 26, 2045

No.                                                                  $__________

      W. R. BERKLEY CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company", which term includes any successor corporation under the Indenture (as defined on the reverse hereof)), for value received, hereby promises to pay to___________, the principal sum of $____________ Dollars on July 26, 2045 (such date is hereinafter referred to as the "Stated Maturity") and to pay interest thereon from July 26, 2005. Interest shall be payable on this Subordinated Debenture, in arrears, on January 30, April 30, July 30 and October 30 of each year (each an "Interest Payment Date") commencing October 30, 2005, at the rate of 6.750% per annum, until the principal hereof is paid or made available for payment; provided that any such installment of interest which is overdue shall bear interest at the rate of 6.750% per annum (to the extent that the payment of such interest shall be legally enforceable) from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand; provided further that, notwithstanding anything contained in the Indenture (as defined on the reverse hereof) to the contrary, the Company shall have the right at any time, and from time to time, during the term of this Subordinated Debenture to defer payments of interest by extending the interest payment period to the next Interest Payment Date by one or more quarterly periods not exceeding 20 consecutive quarters (each such period, an "Extension Period"), but no such Extension Period may extend beyond July 26, 2045, or such other date to which the Stated Maturity may have been shortened or extended as described below. At the end of any such Extension Period, the Company shall pay all interest then accrued and unpaid (including any Additional Sums, as defined in Section 10.9 of the Indenture), together with interest thereon compounded quarterly at the rate specified for this Subordinated Debenture to the extent permitted by applicable law; provided, that during any such Extension Period,
(a) the Company shall not declare or pay dividends on, make any distribution with respect to, or redeem, purchase, acquire or make a liquidation payment with respect to any of its Capital Stock (other than (i) purchases or acquisitions of shares of the Company's Common Stock in connection with the satisfaction by the Company of its obligations under any employee benefit plans or the satisfaction by the Company of its obligation pursuant to any contract or security requiring it to purchase shares of its Common Stock, (ii) as a result of a reclassification of the Company's Capital Stock or the exchange or conversion of one class or series of the Company's Capital Stock for another class or series of its Capital Stock, (iii) the purchase of fractional interests in shares of the Company's Capital Stock pursuant to an acquisition or the conversion or exchange provisions of such Capital Stock or the security being converted or exchanged, and (iv) redemptions or purchases pursuant to the Company's Rights Agreement, dated as of May 11, 1999, as amended, between the Company and Wells Fargo Bank Minnesota, N.A., as successor in interest to ChaseMellon Shareholder Services, LLC), (b) the Company shall not make any payment of principal, premium, if any, or interest on or repay, repurchase or redeem any debt securities issued by the Company that rank pari passu with or junior to this Subordinated Debenture and (c) the Company shall not make any guarantee payments with respect to the foregoing (other than pursuant to the Preferred Securities Guarantee Agreement, dated as of July 26, 2005 of the Company (the "Guarantee") with respect to the 6.750% Trust Originated Preferred Securities (the "Preferred Securities") issued by W. R. Berkley Capital Trust II (the "Trust"), and the Common Securities Guarantee Agreement, dated as of July 26, 2005 of the Company (the "Common Guarantee"), the Common Securities Guarantee Agreement, dated as of December 20, 1996 and the Capital Securities Guarantee Agreement, dated as of June 6, 1997 with respect to the 8.197% Capital Securities). Prior to the termination of any such Extension Period, the Company may further defer payments of interest by extending the interest payment period; provided, however, that, such Extension Period, including all such previous and further extensions, may not exceed 20 consecutive quarters or extend beyond the Stated Maturity. Upon the termination of any Extension Period and the payment of all amounts then due, the Company may commence a new Extension Period, subject to the terms set forth below. No interest shall be due and payable during any Extension Period, except at the end thereof, but the Company may prepay at any time all or any portion of the interest accrued during any Extension Period. If the Property Trustee (as defined in the Amended and Restated Trust Agreement of the Trust (the "Trust Agreement") shall be the sole holder of this Subordinated Debenture, Company shall give the Administrative Trustees (as defined in the Trust Agreement) and the Property Trustee (as defined in the Trust Agreement), notice of its selection of such Extension Period one Business Day prior to the earlier of (i) the date Distributions on the Preferred Securities are payable or (ii) the date the Administrative Trustees are required to give notice of the record date or the date such distribution is payable to the New York Stock Exchange (or other applicable self-regulatory organization) or to holders of the Preferred Securities, but in any event at least one Business Day before such record date. If the Property Trustee shall not be the sole holder of this Subordinated Debenture, the Company shall give the holders of this Subordinated Debenture notice of its selection of such Extension Period at least 10 Business Days prior to the earlier of (i) the Interest Payment Date or (ii) the date upon which the Company is required to give notice of the record or payment date of such interest payment to the New York Stock Exchange (or other applicable self-regulatory organization) or to holders of this Subordinated Debenture. The quarter in which any notice is given in accordance with the foregoing provisions shall be counted as one of the 20 quarters permitted in the maximum Extension Period permitted hereunder.

      The amount of interest payable on any Interest Payment Date shall be computed on the basis of twelve 30-day months and a 360-day year and, for any period that is shorter than a full 90-day quarter, will be calculated on the basis of the actual number of days elapsed in such period. In the event that any date on which interest is payable on this Subordinated Debenture is not a Business Day, then payment of the interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date. The interest so payable on any Interest Payment Date which is punctually paid or duly provided for on any Interest Payment Date will, as provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Subordinated Debenture is registered at the close of business on the Regular Record Date for such Interest Payment Date, which shall be the Business Day preceding such Interest Payment Date; provided, that in the event the Securities shall not continue to remain in book-entry only form, the record dates shall be the January 15, April 15, July 15 and October 15 prior to the applicable Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Person in whose name this Subordinated Debenture is registered on the relevant Regular Record Date, and such defaulted interest shall instead be payable to the person in whose name this Subordinated Debenture is registered on the special record date for such defaulted interest or other specified date determined in accordance with the Indenture and the Supplemental Indenture referred to on the reverse hereof.

      Payment of the principal of and any such interest on this Subordinated Debenture will be made at the Corporate Trust Office of the Trustee, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, provided, however, that at the option of the Company payment of interest may be paid (i) by check mailed to the address of the person entitled thereto as such address shall appear in the Security Register for Subordinated Debentures or (ii) by wire transfer to an account maintained by the person entitled thereto as specified in such Register.

      Reference is hereby made to the further provisions of this Subordinated Debenture set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Subordinated Debenture shall not be entitled to any benefit under the Indenture and Supplemental Indenture referred to on the reverse hereof or be valid or obligatory for any purpose.

      IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: July 26, 2005

                                           W. R. BERKLEY CORPORATION

                                           By:__________________________________
                                           Name:
                                           Title:

      This is one of the Securities of the series described in the within-mentioned Indenture.

                                           THE BANK OF NEW YORK, as Trustee

                                                By:_____________________________
                                                   Authorized Signatory

                    FORM OF REVERSE OF SUBORDINATED DEBENTURE

      This Subordinated Debenture is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under a Subordinated Indenture, dated as of the date hereof (herein, together with Supplemental Indenture (as defined below) called the "Indenture"), from the Company to The Bank of New York (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the holders of Senior Indebtedness and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $_________ and is issued pursuant to Supplemental Indenture, dated as of July 26, 2005 from the Company to the Trustee, relating to the Securities of this series (herein called "Supplemental Indenture").

      The indebtedness evidenced by this Security is to the extent provided in the Indenture, subordinate and junior in right of payment to all Company Senior Indebtedness, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes. Each Holder hereof, by his acceptance hereof, hereby waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Company Senior Indebtedness, whether now outstanding or hereafter incurred, and waives reliance by each such holder upon said provisions.

      The Securities of this series are subject to redemption at any time in whole or from time to time in part, on or after July 26, 2010, but prior to their Stated Maturity, upon not less than 30 nor more than 60 days' notice, at a redemption price equal to 100% of the principal amount of the Securities to be redeemed plus any accrued and unpaid interest, including Additional Sums (as defined in Section 10.9 of the Indenture), if any, to the date fixed for redemption (the "Redemption Price").

      The Company will have the right at any time to dissolve the Trust and cause the Securities to be distributed to the holders of the Trust Securities in accordance with the Trust Agreement.

      If, at any time, a Tax Event or an Investment Company Event (each a "Special Event") has occurred and is continuing, the Company shall have the right, upon not less than 30 nor more than 60 days notice, to redeem the Securities in whole but not in part, for cash in the amount of the Redemption Price, within 90 days following the occurrence of such Special Event, and, following such redemption, Trust Securities with an aggregate liquidation amount equal to the aggregate principal amount of the Securities so redeemed shall be redeemed by the Trust at the Redemption Price; provided, however, that if at the time there is available to the Company or the Trust the opportunity to eliminate, within such 90-day period, the Tax Event by taking some ministerial action, such as filing a form or making an election or pursuing some other similar reasonable measure that has no adverse effect on the Trust, the Company or the holders of the

Trust Securities, the Company or the Trust will pursue such measure in lieu of a redemption. If the Company does not elect either to distribute the Securities to the holders of the Preferred Securities in liquidation of the Trust or to redeem the Securities, the Trust Securities shall remain outstanding and, in the event a Special Event is continuing, Additional Sums (as defined in Section 10.9 of the Indenture) will be payable on the Securities.

      In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

      If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

      The Indenture contains provisions for defeasance at any time of the indebtedness of this Security or of certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Security.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of at least a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of the Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

      No reference herein to the Indenture or to the Supplemental Indenture and no provision of this Security or of the Indenture or the Supplemental Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Security at the times, place and rate, and in the coin or currency, herein prescribed.

      As provided in the Indenture and subject to certain limitations as therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee and the Registrar duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

      The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

      No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name this Security is registered as the owner hereof for all purposes, whether or not the Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

      The Company and the Holder of this Security agree (i) that for United States federal, state and local tax purposes it is intended that this Security constitute indebtedness and (ii) to file all United States federal, state and local tax returns and reports on such basis (unless the Company or such Holder, as the case may be, shall have received an opinion of independent nationally recognized tax counsel to the effect that as a result of a change in law after the date of the issuance of this Security the Company or such Holder, as the case may be, is prohibited from filing on such basis).

      All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.